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                                                       -------------------------
                                                       OMB APPROVAL
                                                       -------------------------
                                                       OMB Number:  3235-0570

                                                       Expires:  Nov. 30, 2005

                                                       Estimated average burden
                                                       hours per response:  5.0
                                                       -------------------------




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number                  811-08697
                                  ----------------------------------------------



                         AIM Special Opportunities Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



       Robert H. Graham    11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:        (713) 626-1919
                                                   -----------------------------



Date of fiscal year end:   10/31
                        ------------



Date of reporting period:  10/31/04
                         -----------

Item 1. Reports to Stockholders.

                                                        AIM OPPORTUNITIES I FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM OPPORTUNITIES I FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================


o As discussed in a notice previously        o The fund is nondiversified, which           OTHER INFORMATION
communicated to shareholders, the fund       increases risks as well as potential
changed its strategy and its management      rewards.                                      o Bloomberg, Inc. is an independent
team effective November 30, 2004, after                                                    financial research and reporting firm.
the close of the reporting period. While     o Investing in small and mid-size
the fund's objective continued to be         companies involves risks not associated       o The returns shown in the Management's
long-term growth of capital, the fund's      with investing in more established            Discussion of Fund Performance are based
investment style changed from growth to      companies, including business risk,           on net asset values calculated for
value. The individual members of the team    significant stock price fluctuations and      shareholder transactions. Generally
who are primarily responsible for the        illiquidity.                                  accepted accounting principles require
management of the fund's portfolio are                                                     adjustments to be made to the net assets
Roger J. Mortimer (lead), Robert Leslie      o The fund may participate in the initial     of the fund at period end for financial
and Glen Hilton.                             public offering (IPO) market in some          reporting purposes, and as such, the net
                                             market cycles. Because of the fund's          asset values for shareholder transactions
ABOUT SHARE CLASSES                          small asset base, any investment the fund     and the returns based on those net asset
                                             may make in IPOs may significantly affect     values may differ from the net asset
o Effective 9/30/03, Class B shares are      the fund's total return. As the fund's        values and returns reported in the
not available as an investment for           assets grow, the impact of IPO                Financial Highlights.
retirement plans maintained pursuant to      investments will decline, which may
Section 401 of the Internal Revenue Code,    reduce the effect of IPO investments on       o Industry classifications used in this
including 401(k) plans, money purchase       the fund's total return.                      report are generally according to the
pension plans and profit sharing plans.                                                    Global Industry Classification Standard,
Plans that have existing accounts            ABOUT INDEXES USED IN THIS REPORT             which was developed by and is the
invested in Class B shares will continue                                                   exclusive property and a service mark of
to be allowed to make additional             o The unmanaged Lipper Small-Cap Growth       Morgan Stanley Capital International Inc.
purchases.                                   Fund Index represents an average of the       and Standard & Poor's.
                                             performance of the 30 largest
PRINCIPAL RISKS OF INVESTING IN THE FUND     small-capitalization growth funds             The fund files its complete schedule of
                                             tracked by Lipper, Inc., an independent       portfolio holdings with the Securities
o International investing presents           mutual fund performance monitor.              and Exchange Commission ("SEC") for the
certain risks not associated with                                                          1st and 3rd quarters of each fiscal year
investing solely in the United States.       o The unmanaged MSCI World Index is a         on Form N-Q. The fund's Form N-Q filings
These include risks relating to              group of global securities tracked by         are available on the SEC's Web site at
fluctuations in the value of the U.S.        Morgan Stanley Capital International.         http://www.sec.gov. Copies of the fund's
dollar relative to the values of other                                                     Forms N-Q may be reviewed and copied at
currencies, the custody arrangements made    o The unmanaged Russell 2000--Registered      the SEC's Public Reference Room at 450
for the fund's foreign holdings,             Trademark-- Index represents the              Fifth Street, N.W., Washington, D.C.
differences in accounting, political         performance of the stocks of                  20549-0102. You can obtain information on
risks and the lesser degree of public        small-capitalization companies.               the operation of the Public Reference
information required to be provided by                                                     Room, including information about
non-U.S. companies. The fund may invest up   o The unmanaged Standard & Poor's             duplicating fee charges, by calling
to 25% of its assets in the securities of    Composite Index of 500 Stocks (the S&P        1-202-942-8090 or by electronic request
non-U.S. issuers.                            500--Registered Trademark-- Index) is an      at the following email address:
                                             index of common stocks frequently used as     publicinfo@sec.gov. The SEC file numbers
o Leveraging and short-selling, along with   a general measure of U.S. stock market        for the fund are 811-08697 and 333-47949.
other hedging strategies, present higher     performance.                                  The fund's most recent portfolio
risks, but also offer greater potential                                                    holdings, as filed on Form N-Q, are also
rewards. Since stock prices can rise         o The fund is not managed to track the        available at AIMinvestments.com.
without limit, short sales are riskier       performance of any particular index,
because of unlimited exposure to loss        including the indexes defined here, and       A description of the policies and
until the position is covered. The fund,     consequently, the performance of the fund     procedures that the fund uses to
which is not a complete investment           may deviate significantly from the            determine how to vote proxies relating to
program, may not be appropriate for all      performance of the indexes.                   portfolio securities is available without
investors. There is no guarantee that the                                                  charge, upon request, from our Client
fund managers' investment strategies will    o A direct investment cannot be made in       Services department at 800-959-4246, or
help investors attain their goals. Please    an index. Unless otherwise indicated,         on the AIM Web site, AIMinvestments.com.
see the prospectus for more information      index results include reinvested              Scroll down on the home page and click on
about specific investment strategies and     dividends, and they do not reflect sales      AIM Funds Proxy Policy. The information
risks.                                       charges. Performance of an index of funds     is also available on the Securities and
                                             reflects fund expenses; performance of a      Exchange commission's Web site, sec.gov.
                                             market index does not.
                                                                                           Information regarding how the fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           6/30/04 is available at our Web site. Go
                                                                                           to AIMinvestments.com, access the About
                                                                                           Us tab, click on Required Notices and
                                                                                           then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the drop-down
                                                                                           menu.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule
[PHOTO OF           requiring that an independent fund trustee, meaning a
MARK H.             trustee who is not an officer of the fund's investment
WILLIAMSON]         advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
MARK H. WILLIAMSON  Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
[PHOTO OF           Crockett, one of the fourteen independent trustees on the
BRUCE L.            AIM Funds' Board, as Chairman. His appointment became
CROCKETT]           effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
BRUCE L. CROCKETT   Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004.
                    Domestically, the S&P 500 Index was up 9.41% for the year.
                    Globally, the MSCI World Index advanced more than 13%.
                    However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P
                    500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market
                    performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals.
                    Over the short-term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    AN IMPORTANT ANNOUNCEMENT ABOUT YOUR FUND'S MANAGEMENT

                    Charles Scavone, who joined AIM in 1996 and has been responsible for the fund since its inception, will retire from the company December 31, 2004. All of us at AIM appreciate Mr. Scavone's years of dedicated service to AIM
                    Investments and to the fund's shareholders. He has played an important role in AIM's success, and we wish him the best in his future endeavors.

                       The following pages of this report provide an explanation
                    of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                       /s/ MARK H. WILLIAMSON
                    ------------------------------------       --------------------------------
                    Robert H. Graham                           Mark H. Williamson
                    Chairman, AIM Investments                  CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds       Trustee, AIM Funds

                    December 16, 2004

                    AIM Investments is a registered service mark of A I M
                    Management Group Inc. A I M Advisors, Inc. and A I M Capital
                    Management, Inc. are the investment advisors, and A I M
                    Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

WEAK YEAR FOR GROWTH STOCKS HAMPERED FUND
RESULTS

AIM Opportunities I Fund's Class A shares    out to be a disadvantage in comparison        YOUR FUND
returned 0.97% at net asset value for the    with the S&P 500 and the Russell 2000
fiscal year ended October 31, 2004.          indexes, which include both value and         We saw a significant change in
PERFORMANCE SHOWN AT NAV DOES NOT INCLUDE    growth-oriented stocks.                       expectations in the economy in April and
FRONT-END SALES CHARGES, WHICH WOULD HAVE                                                  May of 2004 in a very short time. In
REDUCED THE PERFORMANCE. Results for the     MARKET CONDITIONS                             June, as the Fed abruptly reversed its
fund's other share classes and for its                                                     course and began tightening credit
benchmark indexes are shown in the table     The U.S. economy showed signs of strength     conditions, stocks that had been
on page 3.                                   during the fiscal year ended October 31,      expected to perform well were revalued.
                                             2004. Economic news was generally             Historically, during periods when stocks
   The fund underperformed the 1.95%         positive, marked by expansion of gross        are reacting more to "big picture,"
return of the Lipper Small-Cap Growth Fund   domestic product (GDP), the broadest          macro effects such as rising oil prices
Index, which measures comparable funds.      measure of overall economic activity.         and interest rates, terrorism and
It also underperformed the S&P 500           While remaining positive, GDP growth          pre-election uncertainty, it has been
Index--an index of common stocks often       tapered off somewhat from an annualized       difficult for us to find good short
cited as representing the performance of     rate of 4.2% in the fourth quarter of         selling opportunities. As a result, we
the U.S. stock market as a whole--which      2003 to a more modest 3.9% in the third       carried a lower than usual level of
returned 9.41% for this 12-month period.     quarter of 2004.                              short holdings during the period, and
The Russell 2000 Index, which                                                              their net effect on fund performance was
approximates the kinds of stocks in which       Despite this slippage, corporate           negative; but derivatives --especially
the fund invests, returned 11.73%.           earnings remained strong. Bloomberg           futures contracts-- contributed
                                             reported that 80% of the companies in the     significantly to net gains for the
   In general, value stocks outperformed     S&P 500 Index that had reported               fiscal year.
growth stocks for the fiscal year. Since     third-quarter earnings by the close of the
the beginning of 2004, we continued to       fiscal year either met or exceeded               As the annualized rate of economic
see the more economically sensitive or       expectations; just 20% missed                 growth slowed over the fund's fiscal
more cyclical sectors (energy, utilities     expectations.                                 year, the information technology sector
and telecommunication services, which                                                      confronted the prospect of slowing
typically are not considered growth             Generally positive economic                capital spending, and many stock values
sectors) perform the best. On the other      developments prompted the U.S. Federal        in that sector sagged. Consequently, our
hand, technology and health care--our        Reserve (the Fed) to raise its federal        position in this sector hurt fund
classic growth sectors--were the             funds target rate from a decades-low          performance. In response, we exited
worst-performing sectors. As a result, the   1.00%, where it stood at the beginning of     positions in any companies we considered
fund's focus on growth-oriented stocks       the fiscal year, to 1.75% by the fiscal       marginal and focused on the companies in
turned                                       year's close. In its anecdotal report on      which we had the most confidence. This
                                             the economy released in late October, the     action reduced the fund's weighting in
                                             Fed said economic activity continued to       that sector and decreased the number of
                                             expand in September and early October.        holdings in the fund.

                                                                                              On the other hand, the energy sector
                                                                                           made the largest contribution to fund
                                                                                           performance during the period, driven by
                                                                                           high oil prices and our stock selections.
                                                                                           We added more

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 LONG HOLDINGS*                         SHORT HOLDINGS
By sector; long and short holdings
                                              1. Medicis Pharmaceutical Corp.-              1. Tidewater Inc.                   0.8%
               [PIE CHART]                       Class A                            3.8%
                                                                                            2. Landry's Restaurants, Inc.       0.7
Information Technology            18.7%       2. Getty Images, Inc.                 2.3
                                                                                            3. Network Appliances, Inc.         0.2
Financials                         7.8%       3. Pacific Sunwear of California,
                                                 Inc.                               2.1    TOTAL NET ASSETS          $378.3 MILLION
Industrials                        4.2%                                                    TOTAL NUMBER OF LONG HOLDINGS*        95
                                              4. United Auto Group, Inc.            1.6    TOTAL NUMBER OF SHORT HOLDINGS         3
Energy                             3.2%
                                              5. Raymond James Financial, Inc.      1.6
Telecommunication Services         2.4%
                                              6. Cullen/Frost Bankers, Inc.         1.6
Materials                          1.0%
                                              7. Kindred Healthcare, Inc.           1.6
Consumer Discretionary            20.8%
                                              8. Speedway Motorsports, Inc.         1.5
Health Care                       20.6%
                                              9. VCA Antech, Inc.                   1.5
Money Market Funds Plus Other
Assets Less Liabilities           21.3%      10. National Instruments Corp.         1.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

====================================================================================================================================

energy-sector stocks during the period       technology developer and systems                               BRANT H. DEMUTH
and found the oil services industry          integrator that does much business for                         Mr. DeMuth, Chartered
especially interesting, as initial           the Department of Defense, the Department          [DEMUTH     Financial Analyst, is
earnings reports from some large players     of Homeland Security and other U.S.                 PHOTO]     co-manager of AIM
were positive.                               government agencies. Its stock declined                        Opportunities I Fund.
                                             when major defense contractor Lockheed                         He began his investment
   Among holdings that made positive         Martin backed out of plans to acquire the     career in 1987 and joined AIM in 1996.
contributions to fund performance were       company, citing Titan's inability to sort     Mr. DeMuth received a B.S. in business
the following:                               out some legal problems. The fund sold        administration from Colorado State
                                             the stock short and profited from the         University and an M.B.A. in oil and gas
o Our position in Ultra Petroleum, an        price drop.                                   finance from the University of Denver.
independent oil and gas company, was one
of our top contributors to performance.      IN CLOSING                                                     ROBERT C. LESLIE
The company benefited from an increase in                                                                   Mr. Leslie, Chartered
production and high oil prices, and its      The fund continued to pursue long-term             [LESLIE     Financial Analyst, is
reserve base proved to be larger and more    growth of capital by holding equities of            PHOTO]     co-manager of AIM
productive than previously estimated.        small-capitalization companies. We also                        Opportunities I Fund.
                                             continued to apply alternative strategies                      He began his investment
o The fund's investment in Ask Jeeves        and techniques, such as short sales and       career in 1985 and joined AIM in 1998.
Inc., an Internet search engine, was         derivatives, which are designed to target     Mr. Leslie received a B.A. from
another strong contributor. The company      risk-adjusted returns.                        Susquehanna University and an M.B.A. in
benefited from increased revenue due to                                                    finance from the University of Maryland.
higher traffic to its site.                  THE VIEWS AND OPINIONS EXPRESSED IN
                                             MANAGEMENT'S DISCUSSION OF FUND                                CHARLES C. SCAVONE
   Holdings that detracted from fund         PERFORMANCE ARE THOSE OF A I M ADVISORS,                       Mr. Scavone, Chartered
performances included the following:         INC. THESE VIEWS AND OPINIONS ARE SUBJECT         [SCAVONE     Financial Analyst, is
                                             TO CHANGE AT ANY TIME BASED ON FACTORS             PHOTO]      co-manager of AIM
o WJ Communications is a developer and       SUCH AS MARKET AND ECONOMIC CONDITIONS.                        Opportunities I Fund.
manufacturer of radio frequency              THESE VIEWS AND OPINIONS MAY NOT BE                            He has been in the
communications products for wireless and     RELIED UPON AS INVESTMENT ADVICE OR           investment business since 1991 and joined
wireline communications networks. The        RECOMMENDATIONS, OR AS AN OFFER FOR A         AIM in 1996. Mr. Scavone received a
stock declined as the company exited the     PARTICULAR SECURITY. THE INFORMATION IS       B.B.A. from Southeastern Louisiana
fixed wireless and fiber optics              NOT A COMPLETE ANALYSIS OF EVERY ASPECT       University and an M.B.A. from the
businesses, and we sold our holding.         OF ANY MARKET, COUNTRY, INDUSTRY,             University of Houston. Mr. Scavone will
                                             SECURITY OR THE FUND. STATEMENTS OF FACT      retire from AIM December 31, 2004.
o DDi Corp. is a provider of electronics     ARE FROM SOURCES CONSIDERED RELIABLE, BUT
engineering to electronics manufacturing     A I M ADVISORS, INC. MAKES NO                 Assisted by the Opportunities Team
services. We sold our position after DDi     REPRESENTATION OR WARRANTY AS TO THEIR
issued earnings guidance that was at the     COMPLETENESS OR ACCURACY. ALTHOUGH            Effective November 30, 2004, after the
lower end of analyst expectations.           HISTORICAL PERFORMANCE IS NO GUARANTEE OF     close of the reporting period, the fund
                                             FUTURE RESULTS, THESE INSIGHTS MAY HELP       changed its strategy and its management
   Our short position in Titan Corp.         YOU UNDERSTAND OUR INVESTMENT MANAGEMENT      team. While the fund's objective
contributed positively to the fund's         PHILOSOPHY.                                   continued to be long-term growth of
performance. Titan is a                                                                    capital, the fund's investment style
                                                    See important fund and index           changed from growth to value. The
                                                  disclosures inside front cover.          individual members of the team who are
                                                                                           primarily responsible for the management
                                                                                           of the fund's portfolio after that date
                                                                                           are Roger J. Mortimer (lead), Robert
                                                                                           Leslie and Glen Hilton.
======================================================================================

TOP 10 INDUSTRIES*                           FUND VS. INDEXES

Based on long holdings only                  TOTAL RETURNS, 10/31/03-10/31/04,
                                             EXCLUDING APPLICABLE SALES CHARGES. IF
 1. Pharmaceuticals                 6.8%     SALES CHARGES WERE INCLUDED, RETURNS
                                             WOULD BE LOWER.
 2. Specialty Stores                5.0
                                             CLASS A SHARES                      0.97%
 3. Application Software            4.9
                                             CLASS B SHARES                      0.31
 4. Health Care Equipment           4.8
                                             CLASS C SHARES                      0.31
 5. Health Care Facilities          4.3
                                             S&P 500 INDEX (BROAD MARKET INDEX)  9.41
 6. Electronic Equipment
    Manufacturers                   3.8      RUSSELL 2000 INDEX
                                             (STYLE SPECIFIC INDEX)             11.73
 7. Apparel Retail                  3.8
                                             LIPPER SMALL-CAP GROWTH FUND INDEX
 8. Regional Banks                  2.9      (PEER GROUP INDEX)                  1.95

 9. Investment Banking & Brokerage  2.8      SOURCE: LIPPER, INC.

10. Restaurants                     2.5
======================================================================================               [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE TURN
                                                                                           TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this           or expenses you paid for the period. You
                                             table, together with the amount you           may use this information to compare the
As a shareholder of the fund, you incur      invested, to estimate the expenses that       ongoing costs of investing in the fund
two types of costs: (1) transaction          you paid over the period. Simply divide       and other funds. To do so, compare this
costs, which may include sales charges       your account value by $1,000 (for             5% hypothetical example with the 5%
(loads) on purchase payments; contingent     example, an $8,600 account value divided      hypothetical examples that appear in the
deferred sales charges on redemptions;       by $1,000 = 8.6), then multiply the           shareholder reports of the other funds.
and redemption fees, if any; and (2)         result by the number in the table under
ongoing costs, including management fees;    the heading entitled "Actual Expenses            Please note that the expenses shown in
distribution and/or service fees (12b-1);    Paid During Period" to estimate the           the table are meant to highlight your
and other fund expenses. This example-is     expenses you paid on your account during      ongoing costs only and do not reflect any
intended to help you understand your         this period.                                  transactional costs, such as sales
ongoing costs (in dollars) of investing                                                    charges (loads) on purchase payments,
in the fund and to compare these costs       HYPOTHETICAL EXAMPLE FOR COMPARISON           contingent deferred sales charges on
with ongoing costs of investing in other     PURPOSES                                      redemptions, and redemption fees, if any.
mutual funds. The example is based on an                                                   Therefore, the hypothetical information
investment of $1,000 invested at the         The table below also provides information     is useful in comparing ongoing costs
beginning of the period and held for the     about hypothetical account values and         only, and will not help you determine the
entire period, May 1, 2004-October 31,       hypothetical expenses based on the fund's     relative total costs of owning different
2004.                                        actual expense ratio and an assumed rate      funds. In addition, if these
                                             of return of 5% per year before expenses,     transactional costs were included, your
ACTUAL EXPENSES                              which is not the fund's actual return.        costs would have been higher.
                                             The hypothetical account values and
The table below provides information         expenses may not be used to estimate the
about actual account values and actual       actual ending account balance
expenses.

====================================================================================================================================
                                                     ACTUAL                                          HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING ACCOUNT       ENDING ACCOUNT           EXPENSES             ENDING ACCOUNT               EXPENSES
                       VALUE                 VALUE               PAID DURING                VALUE                  PAID DURING
                     (5/01/04)            (10/31/04)(1)           PERIOD(2)              (10/31/04)                 PERIOD(2)
   Class A           $1,000.00              $975.40                 $5.11                 $1,019.96                  $5.23
   Class B            1,000.00               971.80                  8.33                  1,016.69                   8.52
   Class C            1,000.00               971.80                  8.33                  1,016.69                   8.52

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to
October 31, 2004, was -2.46%, -2.82% and -2.82% for Class A, B and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.03%, 1.68% and 1.68% for Class A, B and C shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

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                                                                                           BUTTON         For More Information Visit
                                                                                           IMAGE]             AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   6/29/98-10/31/04. Index data are from 6/30/98.

   Your fund's total return includes                                           [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                                   AIM                                              LIPPER SMALL-CAP
management fees. Index results include                     OPPORTUNITIES I FUND     RUSSELL 2000       S&P 500        GROWTH FUND
reinvested dividends, but they do not           DATE          CLASS A SHARES           INDEX            INDEX             INDEX
reflect sales charges. Performance of an
index of funds reflects fund expenses and     6/29/1998           $ 9450
management fees; performance of a market      7/98                  9223              $ 9190            $ 9894           $ 9248
index does not. Performance shown in the      10/98                 8780                8311              9739             7914
chart does not reflect deduction of taxes     1/99                 11509                9411             11381             9644
a shareholder would pay on fund               4/99                 12087                9571             11912             9465
distributions or sale of fund shares.         7/99                 14055                9872             11893            10371
Performance of the indexes does not           10/99                15965                9547             12238            11214
reflect the effects of taxes.                 1/00                 20897               11081             12557            15018
                                              4/00                 24600               11334             13118            15682
   In evaluating this chart, please note      7/00                 25529               11231             12960            15834
that the chart uses a logarithmic scale       10/00                25857               11209             12982            15417
along the vertical axis (the value            101                  25632               11490             12444            14348
scale). This means that each scale            4/01                 22899               11010             11417            12515
increment always represents the same          7/01                 22681               11039             11103            12444
percent change in price; in a linear          10/01                21078                9785              9751            10604
chart each scale increment always             1/02                 22378               11077             10436            11751
represents the same absolute change in        4/02                 22346               11745              9977            11628
price. In this example, the scale             7/02                 17199                9056              8481             8867
increment between $5,000 and $10,000 is       10/02                17046                8653              8279             8672
the same as that between $10,000 and          1/03                 16641                8654              8035             8539
$20,000. In a linear chart, the latter        4/03                 17384                9307              8649             9141
scale increment would be twice as large.      7/03                 20607               11149              9383            11023
The benefit of using a logarithmic scale      10/03                22566               12406             10000            12350
is that it better illustrates performance     1/04                 25129               13676             10811            13291
during the fund's early years before          4/04                 23358               13217             10627            12507
reinvested distributions and compounding      7/04                 22278               13051             10618            11973
create the potential for the original         10/04               $22779              $13861            $10941           $12591
investment to grow to very large numbers.                                                                      Source: Lipper, Inc.
Had the chart used a linear scale along
its vertical axis, you would not be able     AVERAGE ANNUAL TOTAL RETURNS                  The performance data quoted represent
to see as clearly the movements in the                                                     past performance and cannot guarantee
value of the fund and the indexes during     As of 10/31/04, including applicable          comparable future results; current
the fund's early years. We use a             sales charges                                 performance may be lower or higher.
logarithmic scale in financial reports of                                                  Please visit AIMinvestments.com for the
funds that have more than five years of      CLASS A SHARES                                most recent month-end performance.
performance history.                         Inception (6/29/98)             13.87%        Performance figures reflect reinvested
                                             5 Years                          6.16         distributions, changes in net asset value
                                             1 Year                          -4.59         and the effect of the maximum sales
                                                                                           charge unless otherwise stated.
                                             CLASS B SHARES                                Investment return and principal value
                                             Inception (7/13/98)             14.03%        will fluctuate so that you may have a
                                             5 Years                          6.36         gain or loss when you sell shares.
                                             1 Year                          -4.69
                                                                                              Class A share performance reflects the
                                             CLASS C SHARES                                maximum 5.50% sales charge, and Class B
                                             Inception (12/30/98)            12.77%        and Class C share performance reflects
                                             5 Years                          6.59         the applicable contingent deferred sales
                                             1 Year                          -0.69         charge (CDSC) for the period involved.
                                                                                           The CDSC on Class B shares declines from
                                             In addition to returns as of the close of     5% beginning at the time of purchase to
                                             the fiscal year, industry regulations         0% at the beginning of the seventh year.
                                             require us to provide average annual          The CDSC on Class C shares is 1% for the
                                             total returns as of 9/30/04, the most         first year after purchase.
                                             recent calendar quarter-end.
                                                                                              The performance of the fund's share
                                             AVERAGE ANNUAL TOTAL RETURNS                  classes will differ due to different
                                                                                           sales charge structures and class
                                             As of 9/30/04, most recent calendar           expenses.
                                             quarter-end, including applicable sales
                                             charges

                                             CLASS A SHARES
                                             Inception (6/29/98)             13.58%
                                             5 Years                          7.17
                                             1 Year                          -1.13

                                             CLASS B SHARES
                                             Inception (7/13/98)             13.75%
                                             5 Years                          7.37
                                             1 Year                          -1.06

                                             CLASS C SHARES
                                             Inception (12/30/98)            12.44%
                                             5 Years                          7.57
                                             1 Year                           2.85

====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-80.41%

AEROSPACE & DEFENSE-0.59%

Engineered Support Systems, Inc.                   46,500     $  2,233,860
==========================================================================

APPAREL RETAIL-3.81%

Charlotte Russe Holding Inc.(a)                   100,000        1,321,000
--------------------------------------------------------------------------
Christopher & Banks Corp.                         100,000        1,625,000
--------------------------------------------------------------------------
Hot Topic, Inc.(a)                                170,000        3,495,200
--------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            340,000        7,969,600
==========================================================================
                                                                14,410,800
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.91%

Columbia Sportswear Co.(a)                         20,000        1,207,200
--------------------------------------------------------------------------
Fossil, Inc.(a)                                    75,000        2,232,000
==========================================================================
                                                                 3,439,200
==========================================================================

APPLICATION SOFTWARE-4.89%

Henry (Jack) & Associates, Inc.                   145,000        2,702,800
--------------------------------------------------------------------------
Informatica Corp.(a)                              455,000        3,553,550
--------------------------------------------------------------------------
Macromedia, Inc.(a)                               100,000        2,714,000
--------------------------------------------------------------------------
RSA Security Inc.(a)                              152,300        3,116,058
--------------------------------------------------------------------------
Sonic Solutions(a)                                150,000        2,977,500
--------------------------------------------------------------------------
Ulticom, Inc.(a)                                  200,000        3,438,000
==========================================================================
                                                                18,501,908
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.01%

Apollo Investment Corp.                           156,500        2,128,400
--------------------------------------------------------------------------
Federated Investors, Inc.-Class B                  58,500        1,695,915
==========================================================================
                                                                 3,824,315
==========================================================================

AUTOMOBILE MANUFACTURERS-0.83%

Winnebago Industries, Inc.                        100,000        3,140,000
==========================================================================

BIOTECHNOLOGY-1.04%

Digene Corp.(a)                                   155,719        3,916,333
==========================================================================

BROADCASTING & CABLE TV-1.52%

Cumulus Media Inc.-Class A(a)                     175,000        2,843,750
--------------------------------------------------------------------------
Emmis Communications Corp.-Class A(a)             155,000        2,898,500
==========================================================================
                                                                 5,742,250
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.04%

GameStop Corp.-Class A(a)                         200,000        3,918,000
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.93%

Applied Films Corp.(a)                            200,000        4,638,000
--------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
COMPUTER STORAGE & PERIPHERALS-(CONTINUED)

Avid Technology, Inc.(a)                           50,000     $  2,649,000
==========================================================================
                                                                 7,287,000
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.06%

Alliance Data Systems Corp.(a)                     75,000        3,171,000
--------------------------------------------------------------------------
Euronet Worldwide, Inc.(a)                        125,000        2,865,000
--------------------------------------------------------------------------
Pegasus Solutions Inc.(a)                         167,280        1,741,385
==========================================================================
                                                                 7,777,385
==========================================================================

DISTRIBUTORS-0.49%

Source Interlink Cos., Inc.(a)                    185,000        1,864,800
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.65%

CoStar Group Inc.(a)                               60,550        2,444,403
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.01%

Intermagnetics General Corp.(a)                   150,000        3,823,500
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-3.84%

Aeroflex Inc.(a)                                  400,000        4,440,000
--------------------------------------------------------------------------
Cognex Corp.                                       75,000        1,920,000
--------------------------------------------------------------------------
FLIR Systems, Inc.(a)                              50,000        2,660,500
--------------------------------------------------------------------------
National Instruments Corp.                        200,000        5,506,000
==========================================================================
                                                                14,526,500
==========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.83%

Xyratex Ltd. (Bermuda)(a)                         270,000        3,156,300
==========================================================================

HEALTH CARE DISTRIBUTORS-1.25%

Schein (Henry), Inc.(a)                            75,000        4,742,250
==========================================================================

HEALTH CARE EQUIPMENT-4.83%

Advanced Neuromodulation Systems, Inc.(a)         100,000        3,183,000
--------------------------------------------------------------------------
Bruker BioSciences Corp.(a)                       442,600        1,526,970
--------------------------------------------------------------------------
Conceptus Inc.(a)                                 200,000        1,713,000
--------------------------------------------------------------------------
IntraLase Corp.(a)                                100,000        1,923,000
--------------------------------------------------------------------------
NuVasive, Inc.(a)                                 166,300        1,639,718
--------------------------------------------------------------------------
Varian Inc.(a)                                    100,000        3,648,000
--------------------------------------------------------------------------
VISX, Inc.(a)                                     100,000        1,668,000
--------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(a)           176,000        2,983,200
==========================================================================
                                                                18,284,888
==========================================================================

HEALTH CARE FACILITIES-4.28%

Beverly Enterprises, Inc.(a)                      300,000        2,607,000
--------------------------------------------------------------------------
Kindred Healthcare, Inc.(a)                       250,000        6,025,000
--------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------

HEALTH CARE FACILITIES-(CONTINUED)

Symbion, Inc.(a)                                  125,000     $  1,942,500
--------------------------------------------------------------------------
VCA Antech, Inc.(a)(b)                            250,000        5,605,000
==========================================================================
                                                                16,179,500
==========================================================================

HEALTH CARE SERVICES-2.40%

Accredo Health, Inc.(a)                           100,000        2,303,000
--------------------------------------------------------------------------
Amedisys, Inc.(a)                                  52,000        1,571,960
--------------------------------------------------------------------------
HealthExtras, Inc.(a)                             200,000        2,854,000
--------------------------------------------------------------------------
Renal Care Group, Inc.(a)                          75,000        2,367,000
==========================================================================
                                                                 9,095,960
==========================================================================

HOUSEHOLD APPLIANCES-1.05%

Helen of Troy Ltd. (Bermuda)(a)                   150,000        3,982,500
==========================================================================

INDUSTRIAL GASES-0.98%

Airgas, Inc.                                      150,000        3,690,000
==========================================================================

INTERNET SOFTWARE & SERVICES-1.90%

Ask Jeeves, Inc.(a)                                75,000        1,933,500
--------------------------------------------------------------------------
CNET Networks, Inc.(a)                            175,000        1,429,750
--------------------------------------------------------------------------
Kintera Inc.(a)                                   400,000        3,826,000
==========================================================================
                                                                 7,189,250
==========================================================================

INVESTMENT BANKING & BROKERAGE-2.79%

Jefferies Group, Inc.                             110,000        4,414,300
--------------------------------------------------------------------------
Raymond James Financial, Inc.                     235,000        6,133,500
==========================================================================
                                                                10,547,800
==========================================================================

IT CONSULTING & OTHER SERVICES-1.56%

Forrester Research, Inc.(a)                       150,000        2,313,750
--------------------------------------------------------------------------
Gartner, Inc.-Class A(a)                          300,000        3,570,000
==========================================================================
                                                                 5,883,750
==========================================================================

LEISURE FACILITIES-1.49%

Speedway Motorsports, Inc.                        170,000        5,627,000
==========================================================================

LEISURE PRODUCTS-0.58%

SCP Pool Corp.                                     75,000        2,189,250
==========================================================================

OIL & GAS DRILLING-0.97%

Patterson-UTI Energy, Inc.                        190,000        3,653,700
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.20%

FMC Technologies, Inc.(a)                          66,700        2,016,341
--------------------------------------------------------------------------
National-Oilwell, Inc.(a)                          75,000        2,528,250
==========================================================================
                                                                 4,544,591
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.84%

Quicksilver Resources Inc.(a)                      85,000        2,688,550
--------------------------------------------------------------------------


                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Ultra Petroleum Corp. (Canada)(a)                  88,000     $  4,276,800
==========================================================================
                                                                 6,965,350
==========================================================================

PHARMACEUTICALS-6.84%

Axcan Pharma Inc. (Canada)(a)                     135,000        2,042,550
--------------------------------------------------------------------------
Bone Care International, Inc.(a)                   76,302        1,752,275
--------------------------------------------------------------------------
Corcept Therapeutics Inc.(a)                      300,000        2,062,500
--------------------------------------------------------------------------
Impax Laboratories, Inc.(a)                       185,000        2,730,600
--------------------------------------------------------------------------
IVAX Corp.(a)                                     118,000        2,135,800
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A              350,000       14,234,500
--------------------------------------------------------------------------
Valeant Pharmaceuticals International              39,000          936,000
==========================================================================
                                                                25,894,225
==========================================================================

PUBLISHING-2.34%

Getty Images, Inc.(a)                             150,000        8,869,500
==========================================================================

REAL ESTATE-1.17%

Acadia Realty Trust                               100,000        1,540,000
--------------------------------------------------------------------------
Realty Income Corp.                                60,000        2,879,400
==========================================================================
                                                                 4,419,400
==========================================================================

REGIONAL BANKS-2.86%

Cullen/Frost Bankers, Inc.                        125,000        6,125,000
--------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.                 100,000        2,344,000
--------------------------------------------------------------------------
Sterling Bancshares, Inc.                         167,000        2,366,390
==========================================================================
                                                                10,835,390
==========================================================================

RESTAURANTS-2.47%

Panera Bread Co.-Class A(a)                        85,000        2,969,050
--------------------------------------------------------------------------
Sonic Corp.(a)                                    150,000        4,084,500
--------------------------------------------------------------------------
Texas Roadhouse, Inc.-Class A(a)                  100,000        2,302,000
==========================================================================
                                                                 9,355,550
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.84%

MKS Instruments, Inc.(a)                          200,000        3,164,000
==========================================================================

SPECIALTY STORES-5.03%

America's Car-Mart, Inc.(a)                        50,000        1,726,500
--------------------------------------------------------------------------
Bombay Co., Inc. (The)(a)                         550,000        3,080,000
--------------------------------------------------------------------------
CSK Auto Corp.(a)                                 150,000        2,196,000
--------------------------------------------------------------------------
Guitar Center, Inc.(a)                             50,000        2,231,500
--------------------------------------------------------------------------
PETCO Animal Supplies, Inc.(a)                    100,000        3,577,000
--------------------------------------------------------------------------
United Auto Group, Inc.                           230,000        6,210,000
==========================================================================
                                                                19,021,000
==========================================================================

TECHNOLOGY DISTRIBUTORS-1.02%

Anixter International Inc.                        100,000        3,864,000
==========================================================================

TRUCKING-1.91%

Landstar System, Inc.(a)                           60,000        4,076,400
--------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
TRUCKING-(CONTINUED)

Old Dominion Freight Line, Inc.(a)                112,500     $  3,152,813
==========================================================================
                                                                 7,229,213
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.36%

SpectraSite, Inc.(a)                               75,000        3,847,500
--------------------------------------------------------------------------
Western Wireless Corp.-Class A(a)                 175,000        5,099,500
==========================================================================
                                                                 8,947,000
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $254,957,721)                            304,181,621
==========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.92%

1.57%, 12/16/04 (Cost $3,492,902)(c)           $3,500,000(d)     3,492,902
==========================================================================

                                                 SHARES
MONEY MARKET FUNDS-17.34%

Liquid Assets Portfolio-Institutional
  Class(e)                                     32,797,943       32,797,943
--------------------------------------------------------------------------

                                                 SHARES
STIC Prime Portfolio-Institutional Class(e)    32,797,943     $ 32,797,943
==========================================================================
    Total Money Market Funds (Cost
      $65,595,886)                                              65,595,886
==========================================================================
TOTAL INVESTMENTS-98.67% (Cost $324,046,509)                   373,270,409
==========================================================================
OTHER ASSETS LESS LIABILITIES-1.33%                              5,040,014
==========================================================================
NET ASSETS-100.00%                                            $378,310,423
__________________________________________________________________________
==========================================================================

                                                 SHARES
                                                  SOLD           MARKET
                                                 SHORT           VALUE
--------------------------------------------------------------------------
SECURITIES SOLD SHORT-1.74%(F)

COMMON STOCKS-1.74%

COMPUTER STORAGE & PERIPHERALS-0.21%

Network Appliance, Inc.                            33,300     $    814,851
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.81%

Tidewater Inc.                                     98,600        3,049,698
==========================================================================

RESTAURANTS-0.72%

Landry's Restaurants, Inc.                        100,000        2,708,000
==========================================================================
    Total Common Stock Securities Sold Short
      (Total Proceeds $6,100,054)                             $  6,572,549
__________________________________________________________________________
==========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1G and Note 8.
(c) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 9.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) Collateral on short sales was segregated by the Fund in the amount of $16,609,670 which represents 2.53% of market value of securities sold short.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $258,450,623)                                $307,674,523
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $65,595,886)                             65,595,886
===========================================================
    Total investments (cost $324,046,509)       373,270,409
===========================================================
Receivables for:
  Deposits with brokers for securities sold
    short                                         9,126,886
-----------------------------------------------------------
  Investments sold                                6,399,217
-----------------------------------------------------------
  Fund shares sold                                  356,826
-----------------------------------------------------------
  Dividends and interest                            162,258
-----------------------------------------------------------
  Short stock rebates                                13,336
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               42,873
-----------------------------------------------------------
Other assets                                         56,765
===========================================================
    Total assets                                389,428,570
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,422,214
-----------------------------------------------------------
  Fund shares reacquired                          2,457,869
-----------------------------------------------------------
  Options written, at market value (premiums
    received $133,119)                              256,250
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 58,007
-----------------------------------------------------------
  Variation margin                                   36,250
-----------------------------------------------------------
  Short positions covered                             5,231
-----------------------------------------------------------
Securities sold short, at market value
  (proceeds $6,100,054)                           6,572,549
-----------------------------------------------------------
Accrued distribution fees                           192,137
-----------------------------------------------------------
Accrued trustees' fees                                1,505
-----------------------------------------------------------
Accrued transfer agent fees                          60,059
-----------------------------------------------------------
Accrued operating expenses                           56,076
===========================================================
    Total liabilities                            11,118,147
===========================================================
Net assets applicable to shares outstanding    $378,310,423
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $343,493,124
-----------------------------------------------------------
Undistributed net investment income (loss)          (52,154)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, futures contracts,
  option contracts and securities sold short    (14,765,845)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, futures contracts, option
  contracts and securities sold short            49,635,298
===========================================================
                                               $378,310,423
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $225,437,318
___________________________________________________________
===========================================================
Class B                                        $123,702,832
___________________________________________________________
===========================================================
Class C                                        $ 29,170,273
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          16,705,574
___________________________________________________________
===========================================================
Class B                                           9,710,704
___________________________________________________________
===========================================================
Class C                                           2,287,098
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.49
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.49 divided by
      94.50%)                                  $      14.28
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.74
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.75
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,734)          $  1,084,064
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       439,655
--------------------------------------------------------------------------
Interest                                                            63,717
--------------------------------------------------------------------------
Short stock rebates                                                155,066
==========================================================================
    Total investment income                                      1,742,502
==========================================================================

EXPENSES:

Advisory fees                                                    1,548,606
--------------------------------------------------------------------------
Administrative services fees                                       118,967
--------------------------------------------------------------------------
Custodian fees                                                      53,673
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          889,112
--------------------------------------------------------------------------
  Class B                                                        1,441,773
--------------------------------------------------------------------------
  Class C                                                          320,824
--------------------------------------------------------------------------
Interest and line of credit                                        170,212
--------------------------------------------------------------------------
Transfer agent fees                                                645,328
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              20,349
--------------------------------------------------------------------------
Dividends on short sales                                           118,677
--------------------------------------------------------------------------
Other                                                              234,493
==========================================================================
    Total expenses                                               5,562,014
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (63,859)
==========================================================================
    Net expenses                                                 5,498,155
==========================================================================
Net investment income (loss)                                    (3,755,653)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FUTURES CONTRACTS, OPTION CONTRACTS AND
  SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                                          6,550,623
--------------------------------------------------------------------------
  Futures contracts                                              7,062,101
--------------------------------------------------------------------------
  Option contracts written                                       1,634,692
--------------------------------------------------------------------------
  Securities sold short                                           (290,801)
==========================================================================
                                                                14,956,615
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (11,217,004)
--------------------------------------------------------------------------
  Futures contracts                                               (851,712)
--------------------------------------------------------------------------
  Option contracts written                                        (195,327)
--------------------------------------------------------------------------
  Securities sold short                                             62,358
==========================================================================
                                                               (12,201,685)
==========================================================================
Net gain from investment securities, futures contracts,
  option contracts and securities sold short                     2,754,930
==========================================================================
Net increase (decrease) in net assets resulting from
  operations                                                  $ (1,000,723)
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (3,755,653)   $ (4,538,193)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures
    contracts, option contracts and securities sold short       14,956,615      14,554,650
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts, option
    contracts and securities sold short                        (12,201,685)     81,660,445
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (1,000,723)     91,676,902
==========================================================================================
Share transactions-net:
  Class A                                                      (11,676,074)     16,711,714
------------------------------------------------------------------------------------------
  Class B                                                      (22,337,975)    (15,247,443)
------------------------------------------------------------------------------------------
  Class C                                                        2,757,536       3,936,587
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (31,256,513)      5,400,858
==========================================================================================
    Net increase (decrease) in net assets                      (32,257,236)     97,077,760
==========================================================================================

NET ASSETS:

  Beginning of year                                            410,567,659     313,489,899
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(52,154) and $(44,970), respectively)          $378,310,423    $410,567,659
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities I Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.
G. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

H. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the Russell 2000 Index, or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the Russell 2000 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $5,633.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $50,874 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $118,967 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $645,328. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $889,112, $1,441,773 and $320,824, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $131,643 in front-end sales commissions from the sale of Class A shares and $982, $24,137 and $6,187 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,962,954     $162,039,821    $(134,204,832)     $       --      $32,797,943     $221,418    $       --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,962,954      162,039,821     (134,204,832)             --       32,797,943     218,237             --
===========================================================================================================================
  Total           $9,925,908     $324,079,642    $(268,409,664)     $       --      $65,595,886     $439,655    $       --
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $1,368,687 and $4,580,824, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $6,046 and credits in custodian fees of $1,306 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $7,352.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $5,725 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund may borrow up to the lesser of (i) $240,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended October 31, 2004, the Fund had average borrowings for the number of days the borrowings were outstanding, in the amount of $5,000,000 with a weighted average interest rate of 1.78% and interest expense of $1,711.

    Effective November 1, 2004, the Fund entered into a new agreement whereby the Fund may borrow up to the lesser of (i) $225,000,000, or (ii) the limits set by its prospectus for borrowings and the funds that are parties to the line of credit will be charged a commitment fee of 0.09% on the unused balance of the committed line.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended October 31, 2004.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                            TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
--------------------------------------------------------------------------------------
Beginning of year                                                2,700     $   180,696
--------------------------------------------------------------------------------------
Written                                                         36,106       4,336,630
--------------------------------------------------------------------------------------
Closed                                                         (17,923)     (3,004,732)
--------------------------------------------------------------------------------------
Exercised                                                       (4,302)       (479,109)
--------------------------------------------------------------------------------------
Expired                                                        (14,081)       (900,366)
======================================================================================
End of year                                                      2,500     $   133,119
______________________________________________________________________________________
======================================================================================

                                             OPEN OPTIONS WRITTEN AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  OCTOBER 31,
                                                                                                     2004
                                                   CONTRACT    STRIKE    NUMBER OF    PREMIUMS      MARKET        UNREALIZED
CALLS                                               MONTH      PRICE     CONTRACTS    RECEIVED       VALUE       DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
VCA Antech, Inc.                                    Dec-04     $22.5       2,500      $133,119     $256,250       $(123,131)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 9--FUTURES CONTRACTS

On October 31, 2004, $2,261,000 principal amount of U.S. Treasury obligations was pledged as collateral to cover margin requirements for open futures contracts.

                                        OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------
                                                               NO. OF        MONTH/         MARKET        UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       APPRECIATION
---------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                               145       Dec-04/Long    $42,376,250     $1,007,024
_____________________________________________________________________________________________________________________
=====================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 46,037,331
--------------------------------------------------------------------------
Temporary book/tax differences                                     (52,154)
--------------------------------------------------------------------------
Capital loss carryforward                                      (11,167,878)
--------------------------------------------------------------------------
Shares of beneficial interest                                  343,493,124
==========================================================================
Total net assets                                              $378,310,423
__________________________________________________________________________
==========================================================================

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the deferral of losses on certain short sales and the tax recognition of unrealized gains and losses on certain future contracts. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on option contracts written of $(123,131).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $17,534,096 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
October 31, 2010                                               $11,167,878
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $484,801,295 and $583,758,364, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 59,374,425
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                                           (12,736,237)
------------------------------------------------------------------------------
  Securities sold short                                              (477,726)
==============================================================================
Net unrealized appreciation of investment securities             $ 46,160,462
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $326,632,221.
Proceeds from securities sold short for tax purposes are $6,094,823.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of excise tax expense, certain payments received on securities sold short and net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $3,748,469, undistributed net realized gain (loss) decreased by $2,051 and shares of beneficial interest decreased by $3,746,418. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      7,027,630    $  99,332,700    10,039,678    $ 120,428,839
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,730,073       23,139,764     1,688,285       18,864,088
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,194,215       16,091,971     1,067,705       11,501,223
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        182,735        2,548,207       178,721        1,979,010
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (192,996)      (2,548,207)     (187,530)      (1,979,010)
========================================================================================================================
Reacquired:
  Class A                                                     (8,297,631)    (113,556,981)   (9,286,094)    (105,696,135)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,302,379)     (42,929,532)   (3,070,346)     (32,132,521)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,025,136)     (13,334,435)     (726,714)      (7,564,636)
========================================================================================================================
                                                              (2,683,489)   $ (31,256,513)     (296,295)   $   5,400,858
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                      CLASS A
                                ------------------------------------------------------------------------------------
                                                                                         THREE MONTHS         YEAR
                                               YEAR ENDED OCTOBER 31,                       ENDED            ENDED
                                -----------------------------------------------------    OCTOBER 31,        JULY 31,
                                  2004           2003           2002           2001          2000             2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                        $  13.37       $  10.10       $  12.49       $  26.05      $  25.79         $  14.86
--------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)     (0.08)(a)      (0.12)(a)      (0.04)(b)       0.05          0.03            (0.14)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 0.20           3.39          (2.35)         (3.51)         0.23            11.97
====================================================================================================================
    Total from investment
      operations                    0.12           3.27          (2.39)         (3.46)         0.26            11.83
====================================================================================================================
Less distributions:
  Dividends from net
    investment income                 --             --             --          (0.01)           --               --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                    --             --             --         (10.09)           --            (0.90)
====================================================================================================================
    Total distributions               --             --             --         (10.10)           --            (0.90)
====================================================================================================================
Net asset value, end of period  $  13.49       $  13.37       $  10.10       $  12.49      $  26.05         $  25.79
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                     0.90%         32.38%        (19.14)%       (18.27)%        1.01%           81.64%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                $225,437       $237,846       $170,276       $267,260      $442,913         $449,044
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average
  net assets (including
  interest expense and
  dividends on short sales
  expense):
  With fee waivers and/or
    expense reimbursements          1.01%(d)       1.40%          0.78%          1.15%         1.50%(e)         1.73%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements          1.02%(d)       1.40%          0.88%          1.25%         1.60%(e)         1.81%
====================================================================================================================
Ratio of expenses to average
  net assets (excluding
  interest expense and
  dividends on short sales
  expense):
  With fee waivers and/or
    expense reimbursements          0.94%(d)       1.29%          0.72%          1.13%         1.41%(e)         1.47%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements          0.95%(d)       1.29%          0.82%          1.23%         1.51%(e)         1.55%
====================================================================================================================
Ratio of interest expense and
  dividends on short sales
  expense to average net
  assets                            0.07%(d)(f)     0.11%         0.06%          0.02%         0.09%(e)         0.26%
====================================================================================================================
Ratio of net investment income
  (loss) to average net assets     (0.61)%(d)     (1.09)%        (0.30)%(b)      0.30%         0.39%(e)        (0.63)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(g)           127%           223%           225%           250%           52%             198%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $254,032,089.
(e)  Annualized.
(f) Ratio includes interest expense and fees on the committed line of credit.
(g)  Not annualized for periods less than one year.

                                                                             CLASS B
                                     ---------------------------------------------------------------------------------------
                                                                                                 THREE MONTHS         YEAR
                                                      YEAR ENDED OCTOBER 31,                        ENDED            ENDED
                                     --------------------------------------------------------    OCTOBER 31,        JULY 31,
                                       2004            2003             2002           2001          2000             2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $  12.70        $   9.66         $  12.03       $  25.61      $  25.41         $  14.75
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)          (0.17)(a)       (0.18)(a)        (0.14)(b)      (0.07)        (0.02)           (0.30)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)       0.21            3.22            (2.23)         (3.42)         0.22            11.86
============================================================================================================================
    Total from investment
      operations                         0.04            3.04            (2.37)         (3.49)         0.20            11.56
============================================================================================================================
Less distributions from net
  realized gains                           --              --               --         (10.09)           --            (0.90)
============================================================================================================================
Net asset value, end of period       $  12.74        $  12.70         $   9.66       $  12.03      $  25.61         $  25.41
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                          0.31%          31.47%          (19.70)%       (18.93)%        0.79%           80.38%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $123,703        $145,779         $126,022       $208,563      $325,957         $326,571
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense and dividends on short
  sales expense)                         1.66%(d)(e)     2.05%            1.53%          1.91%         2.27%(f)         2.48%
============================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense and dividends on short
  sales expense)                         1.59%(d)(g)     1.94%            1.47%          1.89%         2.18%(f)         2.22%
============================================================================================================================
Ratio of interest expense and
  dividends on short sales expense
  to average net assets                  0.07%(d)(h)     0.11%            0.06%          0.02%         0.09%(f)         0.26%
============================================================================================================================
Ratio of net investment income
  (loss) to average net assets          (1.26)%(d)      (1.74)%          (1.05)%(b)     (0.46)%       (0.37)%(f)       (1.38)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(i)                127%            223%             225%           250%           52%             198%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $144,177,236.
(e) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets (including interest expense and dividends on short sales expense) prior to fee waivers and/or expense reimbursements was 1.67%.
(f)  Annualized.
(g) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets (excluding interest expense and dividends on short sales expense) prior to fee waivers and/or expense reimbursements was 1.60%.
(h) Ratio includes interest expense and fees on the committed line of credit.
(i)  Not annualized for periods less than one year.

                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                                                                                      THREE MONTHS         YEAR
                                                             YEAR ENDED OCTOBER 31,                      ENDED            ENDED
                                               ---------------------------------------------------    OCTOBER 31,        JULY 31,
                                                2004            2003          2002          2001          2000             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 12.72         $  9.67       $ 12.05       $ 25.63      $ 25.43          $ 14.78
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.17)(a)       (0.19)(a)     (0.14)(b)     (0.07)       (0.02)           (0.32)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.20            3.24         (2.24)        (3.42)        0.22            11.87
=================================================================================================================================
    Total from investment operations              0.03            3.05         (2.38)        (3.49)        0.20            11.55
=================================================================================================================================
Less distributions from net realized gains          --              --            --        (10.09)          --            (0.90)
=================================================================================================================================
Net asset value, end of period                 $ 12.75         $ 12.72       $  9.67       $ 12.05      $ 25.63          $ 25.43
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                   0.24%          31.54%       (19.75)%      (18.91)%       0.79%           80.15%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $29,170         $26,942       $17,192       $26,637      $46,111          $44,557
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and dividends
  on short sales expense)                         1.66%(d)(e)     2.05%         1.53%         1.91%        2.27%(f)         2.48%
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and dividends
  on short sales expense)                         1.59%(d)(g)     1.94%         1.47%         1.89%        2.18%(f)         2.22%
=================================================================================================================================
Ratio of interest expense and dividends on
  short sales expense to average net assets       0.07%(d)(h)     0.11%         0.06%         0.02%        0.09%(f)         0.26%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.26)%(d)      (1.74)%       (1.05)%(b)    (0.46)%      (0.37)%(f)       (1.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(i)                         127%            223%          225%          250%          52%             198%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $32,082,425.
(e) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets (including interest expense and dividends on short sales expense) prior to fee waivers and/or expense reimbursements was 1.67%.
(f)  Annualized.
(g) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets (excluding interest expense and dividends on short sales expense) prior to fee waivers and/or expense reimbursements was 1.60%.
(h) Ratio includes interest expense and fees on the committed line of credit.
(i)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

    As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

    In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

    The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

    Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

    In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

    On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

    As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

    At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Opportunities I Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities I Fund (a portfolio of AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities I Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1998             Director and Chairman, A I M Management Group Inc.   None
  Trustee and President                             (financial services holding company); Director and
                                                    Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett(3) -- 1944     1998             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee and Chair                                 (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1998             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1998               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
  Trustee                                             Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
  Trustee                                             (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       1998               Formerly: Chief Executive Officer, YWCA    None
  Trustee                                             of the USA
-----------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         1998               Partner, law firm of Pennock & Cooper      None
  Trustee
-----------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          2001               Retired                                    None
  Trustee
-----------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           1998               Executive Vice President, Development      None
  Trustee                                             and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               2003               Retired                                    None
  Trustee
-----------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959      2004               Senior Vice President, A I M Management    N/A
  Senior Vice President and                           Group Inc. (financial services holding
  Chief Compliance Officer                            company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          2003               Director, Senior Vice President,           N/A
  Senior Vice President,                              Secretary and General Counsel, A I M
  Secretary and Chief Legal                           Management Group Inc. (financial
  Officer                                             services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; Senior Vice President
                                                      and General Counsel, Liberty Funds
                                                      Group, LLC and Vice President, A I M
                                                      Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           2002               Managing Director and Director of Money    N/A
  Vice President                                      Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        2004               Vice President and Fund Treasurer, A I M   N/A
  Vice President and Treasurer                        Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        2004               Director of Cash Management, Managing      N/A
  Vice President                                      Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          1999               Executive Vice President, A I M            N/A
  Vice President                                      Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc.
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR           AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,   Ernst & Young LLP
Suite 100               11 Greenway Plaza        Inc.                  5 Houston Center
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza     1401 McKinney
                        Houston, TX 77046-1173   Suite 100             Suite 1200
                                                 Houston, TX           Houston, TX
                                                 77046-1173            77010-4035
COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT        CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment        State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.        and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739         225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX           Boston, MA
Philadelphia, PA 19103-7599                      77210-4739            02110-2801

      DOMESTIC EQUITY                               INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)    AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                             SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)                    AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                          AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                     AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)
AIM Total Return Fund*(1)
AIM Trimark Endeavor Fund
AIM Trimark Small Companies Fund
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

 ===============================================================================
 CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
 ===============================================================================

AIMinvestments.com                  OPP1-AR-1           A I M Distributors, Inc.

                                   [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                       AIM OPPORTUNITIES II FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

====================================================================================================================================
AIM OPPORTUNITIES II FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================

o As discussed in a notice previously       o The fund is nondiversified, which            reflect sales charges. Performance of an
communicated to shareholders, the fund      increases risks as well as potential           index of funds reflects fund expenses;
changed its strategy and its management     rewards.                                       performance of a market index does not.
team effective November 30, 2004, after
the close of the reporting period. While    o Investing in small and mid-size              OTHER INFORMATION
the fund's objective continued to be        companies involves risks not associated
long-term growth of capital, the fund's     with investing in more established             o Bloomberg, Inc. is a well-known
investment style changed from growth to     companies, including business risk,            independent financial research and
value. The individual members of the        significant stock price fluctuations and       reporting firm.
team who are primarily responsible for      illiquidity.
the management of the fund's portfolio                                                     o The returns shown in the Management's
after that date are Roger J. Mortimer       o The fund may participate in the              Discussion of Fund Performance are based
(lead), Robert Leslie and Glen Hilton.      initial public offering (IPO) market in        on net asset values calculated for
                                            some market cycles. A significant              shareholder transactions. Generally
ABOUT SHARE CLASSES                         portion of the fund's returns during           accepted accounting principles require
                                            certain periods was attributable to its        adjustments to be made to the net assets
o Effective 9/30/03, Class B shares are     investments in IPOs. These investments         of the fund at period end for financial
not available as an investment for          have a magnified impact when the fund's        reporting purposes, and as such, the net
retirement plans maintained pursuant to     asset base is relatively small. As the         asset values for shareholder
Section 401 of the Internal Revenue         fund's assets grow, the impact of IPO          transactions and the returns based on
Code, including 401(k) plans, money         investments will decline, which may            those net asset values may differ from
purchase pension plans and profit           reduce the effect of IPO investments on        the net asset values and returns
sharing plans. Plans that have existing     the fund's total return. For additional        reported in the Financial Highlights.
accounts invested in Class B shares will    information regarding the impact of IPO
continue to be allowed to make              investments on the fund's performance,         o Industry classifications used in this
additional purchases.                       please see the fund's prospectus.              report are generally according to the
                                                                                           Global Industry Classification Standard,
PRINCIPAL RISKS OF INVESTING IN THE FUND    ABOUT INDEXES USED IN THIS REPORT              which was developed by and is the
                                                                                           exclusive property and a service mark of
o International investing presents          o The unmanaged Standard & Poor's              Morgan Stanley Capital International
certain risks not associated with           Composite Index of 500 Stocks (the S&P         Inc. and Standard & Poor's.
investing solely in the United States.      500--Registered Trademark-- Index) is an
These include risks relating to             index of common stocks frequently used         The fund files its complete schedule of
fluctuations in the value of the U.S.       as a general measure of U.S. stock             portfolio holdings with the Securities
dollar relative to the values of other      market performance.                            and Exchange Commission ("SEC") for the
currencies, the custody arrangements                                                       1st and 3rd quarters of each fiscal year
made for the fund's foreign holdings,       o The unmanaged Standard & Poor's MidCap       on Form N-Q. The fund's Form N-Q filings
differences in accounting, political        400 Index (the S&P 400--Registered             are available on the SEC's Web site at
risks and the lesser degree of public       Trademark-- Index) represents the              http://www.sec.gov. Copies of the fund's
information required to be provided by      performance of mid-capitalization              Forms N-Q may be reviewed and copied at
non-U.S. companies. The fund may invest     stocks.                                        the SEC's Public Reference Room at 450
up to 25% of its assets in the                                                             Fifth Street, N.W., Washington, D.C.
securities of non-U.S. issuers.             o The unmanaged Lipper Mid-Cap Growth          20549-0102. You can obtain information
                                            Fund Index represents an average of the        on the operation of the Public Reference
o Leveraging and short-selling, along       performance of the 30 largest                  Room, including information about
with other hedging strategies, present      mid-capitalization growth funds tracked        duplicating fee charges, by calling
higher risks, but also offer greater        by Lipper, Inc., an independent mutual         1-202-942-8090 or by electronic request
potential rewards. Since stock prices       fund performance monitor.                      at the following e-mail address:
can rise without limit, short sales are                                                    publicinfo@sec.gov. The SEC file numbers
riskier because of unlimited exposure to    o The unmanaged MSCI World Index is a          for the fund are 811-08697 and
loss until the position is covered. The     group of global securities tracked by          333-47949. The fund's most recent
fund, which is not a complete investment    Morgan Stanley Capital International.          portfolio holdings, as filed on Form
program, may not be appropriate for all                                                    N-Q, are also available at
investors. There is no guarantee that       o The fund is not managed to track the         AIMinvestments.com.
the fund managers' investment strategies    performance of any particular index,
will help investors attain their goals.     including the indexes defined here, and        A description of the policies and
Please see the prospectus for more          consequently, the performance of the           procedures that the fund uses to
information about specific investment       fund may deviate significantly from the        determine how to vote proxies relating
strategies and risks.                       performance of the indexes.                    to portfolio securities is available
                                                                                           without charge, upon request, from our
                                            o A direct investment cannot be made in        Client Services department at
                                            an index. Unless otherwise indicated,          800-959-4246 or on the AIM Web site,
                                            index results include reinvested               AIMinvestments.com. On the home page,
                                            dividends, and they do not                     scroll down and click on AIM Funds Proxy
                                                                                           Policy. The information is also
                                                                                           available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.

                                                                                           Information regarding how the fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           6/30/04 is available at our Web site. Go
                                                                                           to AIMinvestments.com, access the About
                                                                                           Us tab, click on Required Notices and
                                                                                           then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the
                                                                                           drop-down menu.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

   [PHOTO OF        It is our pleasure to introduce you to Bruce Crockett, the
   ROBERT H.        new Chairman of the Board of Trustees of the AIM Funds. Bob
    GRAHAM]         Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
                    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
ROBERT H. GRAHAM    trustee who is not an officer of the fund's investment
                    advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
                    Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the fourteen independent trustees on the AIM Funds' Board, as Chairman. His appointment became effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
                    Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
                    experience in finance and general management and has been
                    Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in
    [PHOTO OF       AIM's history, as he is not affiliated with AIM or AMVESCAP
     MARK H.        in any way. He is committed to ensuring that the AIM Funds
   WILLIAMSON]      adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced MARK H. WILLIAMSON positive returns for the fiscal year ended October 31, 2004.
                    Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market
                    performance for the year covered by this report, as ever, we
   [PHOTO OF        encourage our shareholders to look past short-term
    BRUCE L.        performance and focus on their long-term investment goals.
   CROCKETT]        Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term,
                    equities have produced very attractive returns. For the
                    25-year period ended October 31, 2004, the S&P 500 Index
                    averaged 13.50% growth per year and the MSCI World Index
                    averaged 11.16%. While past performance cannot guarantee
                    future results, we believe staying invested for the long
BRUCE L. CROCKETT   term offers the best opportunity for capital growth.

                    AN IMPORTANT ANNOUNCEMENT ABOUT YOUR FUND'S MANAGEMENT

                    Charles Scavone, who joined AIM in 1996 and has been responsible for the fund since its inception, will retire from the company December 31, 2004. All of us at AIM appreciate Mr. Scavone's years of dedicated service to AIM Investments and to the fund's shareholders. He has played an important role in AIM's success, and we wish him the best in his future endeavors.

                       The following pages of this report provide an explanation
                    of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /S/ ROBERT H. GRAHAM                  /S/ MARK H. WILLIAMSON
                    --------------------------            ----------------------
                    Robert H. Graham                      Mark H. Williamson
                    Chairman, AIM Investments             CEO & President,
                    President & Vice Chairman,            AIM Investments
                    AIM Funds                             Trustee, AIM Funds

                    December 16, 2004

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


WEAK YEAR FOR GROWTH STOCKS HAMPERS FUND
RESULTS

AIM Opportunities II Fund's Class A         be a disadvantage in comparisons with       YOUR FUND
shares returned 5.81% at net asset value    the S&P 500 and the S&P 400 this fiscal
for the fiscal year ended October 31,       year.                                       We continued to use bottom-up selection
2004. PERFORMANCE SHOWN AT NAV DOES NOT                                                 criteria, examining the fundamentals of
INCLUDE FRONT-END SALES CHARGES, WHICH      MARKET CONDITIONS                           individual prospective holdings, rather
WOULD HAVE REDUCED THE PERFORMANCE.                                                     than top-down considerations based on
Results for the fund's other share          The U.S. economy showed signs of            broad economic or sector trends.
classes and for its benchmark indexes       strength during the fiscal year ended
are found in the table on page 3. The       October 31, 2004. Economic news was            We saw a significant change in
fund's performance was generally in line    generally positive, marked by expansion     expectations in the economy in April and
with that of its peers, as measured by      of gross domestic product (GDP), the        May of 2004 in a very short time. In
the Lipper Mid-Cap Growth Fund Index; it    broadest measure of overall economic        June, as the Fed abruptly reversed its
returned 6.18%.                             activity. While remaining positive, GDP     course and began tightening credit
                                            growth tapered off somewhat from an         conditions, stocks that had been
   The fund underperformed the 9.41%        annualized rate of 4.2% in the fourth       expected to perform well were revalued.
return of the S&P 500 Index, often cited    quarter of 2003 to a more modest 3.9% in    Historically, during periods when stocks
as a general measure of U.S. stock          the third quarter of 2004.                  are reacting more to "big picture,"
market performance, as well as the                                                      macro effects such as rising oil prices
11.04% return of the S&P 400 Index,            Despite this slippage, corporate         and interest rates, terrorism and
which measures the performance of           earnings remained strong. Bloomberg         pre-election uncertainty, it has been
mid-cap stocks comparable to the fund's     reported that 80% of the companies in       difficult for us to find good short
holdings. The fund's growth orientation     the S&P 500 Index that had reported         selling opportunities. As a result, we
was part of the reason. The S&P 500 and     third-quarter earnings by the close of      carried a lower than usual level of
the S&P 400 also include value stocks,      the fiscal year either met or exceeded      short holdings during the period, and
and value stocks generally outperformed     expectations; just 20% missed               their net effect on fund performance was
growth stocks for the fiscal year.          expectations.                               negative; but derivatives--especially
                                                                                        futures contracts--contributed
   Since the beginning of 2004, we             Generally positive economic              significantly to net gains for the
continued to see the more economically      developments prompted the U.S. Federal      fiscal year.
sensitive or more cyclical sectors          Reserve (the Fed) to raise its federal
(energy, utilities, and                     funds target rate from a decades-low           As the annualized rate of economic
telecommunication services, which           1.00%, where it stood at the beginning      growth slowed over the fund's fiscal
typically are not considered growth         of the fiscal year, to 1.75% by the         year, the information technology sector
sectors) perform the best. On the other     fiscal year's close. In its anecdotal       faced slowing capital spending, and many
hand, technology and health care--our       report on the economy released in late      tech stock values sagged. Consequently,
classic growth sectors--were the            October, the Fed said economic activity     our position in this sector hurt fund
worst-performing sectors. As a result,      continued to expand in September and        performance. In response, we focused on
the fund's focus on growth-oriented         early October.                              the companies in which we had the most
stocks turned out to                                                                    confidence and exited the rest. This
                                                                                        action reduced the fund's weighting in
                                                                                        that sector and decreased the number of
                                                                                        holdings in the fund.

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 LONG HOLDINGS*                      SHORT HOLDINGS*
By sector; long and short holdings
                                              1. Medicis Pharmaceutical Corp.-           1. Tidewater Inc.                   0.8%
              [PIE CHART]                        Class A                          3.2%
                                                                                         2. Coors (Adolph) Co.-Class B       0.5
Information Technology               13.9%    2. Autoliv, Inc.                    2.7
                                                                                         3. Network Appliance, Inc.          0.2
Financials                           10.2%    3. Getty Images, Inc.               2.2
                                                                                         TOTAL NET ASSETS         $159.4 MILLION
Industrials                           6.0%    4. Comverse Technology, Inc.        1.9    TOTAL NUMBER OF LONG HOLDINGS*       84
                                                                                         TOTAL NUMBER OF SHORT HOLDINGS*       3
Energy                                5.1%    5. XM Satellite Radio Holdings
                                                 Inc.- Class A                    1.9
Telecommunication Services            3.9%
                                              6. Pacific Sunwear of California,
Materials                             1.7%       Inc.                             1.8

Consumer Staples                      0.3%    7. National Instruments Corp.       1.7

Consumer Discretionary               20.9%    8. United Auto Group, Inc.          1.7

Health Care                          17.9%    9. Norfolk Southern Corp.           1.5

Money Market Funds Plus Other                10. Crown Castle International Corp. 1.4
Assets Less Liabilities              20.1%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

====================================================================================================================================


   On the other hand, the energy sector     worked off over the next two or so                         BRANT H. DEMUTH
made the largest contribution to fund       quarters. We exited both positions after                   Brant H. DeMuth, Chartered
performance during the period, driven by    shares of the stocks declined due to             [DEMUTH   Financial Analyst, is co-
high oil prices and our stock               lower guidance and                                PHOTO]   manager of AIM Opportunities
selections. We added more energy-sector     weaker-than-anticipated earnings.                          II Fund. He began his
stocks during the period and found the                                                                 investment career in 1987
oil services industry especially            IN CLOSING                                     and joined AIM in 1996. Mr. DeMuth
interesting, as initial earnings reports                                                   received a B.S. in business
from some large players were positive.      The fund continued to pursue long-term         administration from Colorado State
                                            growth of capital by holding equities of       University and an M.B.A. in oil and gas
   Other sectors that contributed           mid-capitalization companies, which            finance from the University of Denver.
positively were financials and health       historically have provided returns
care. Financials helped fund results        similar to those of small-cap stocks
when we took profits on some holdings       with less volatility. We also continued
that had risen in price to levels where     to apply alternative strategies and                        ROBERT C. LESLIE
we considered the stocks fully valued.      techniques, such as short sales and                        Robert C. Leslie, Chartered
In the health care sector, favorable        derivatives, which are designed to                [LESLIE  Financial Analyst, is co-
stock selection contributed to fund         target risk-adjusted returns.                      PHOTO]  manager of AIM Opportunities
performance.                                                                                           II Fund. He began his
                                            The views and opinions expressed in                        investment career in 1985
   Stocks that contributed to fund          Management's Discussion of Fund                and joined AIM in 1998. Mr. Leslie
returns during the period included air      Performance are those of A I M Advisors,       received a B.A. from Susquehanna
cargo firm Forward Air and XM Satellite     Inc. These views and opinions are              University and an M.B.A. in finance from
Radio Holdings, a provider of digital       subject to change at any time based on         the University of Maryland.
programming via satellite. Benefiting       factors such as market and economic
from an increase in demand for its          conditions. These views and opinions may
services, Forward Air experienced           not be relied upon as investment advice
vigorous growth in operating revenue and    or recommendations, or as an offer for a
net income. XM watched its revenue and      particular security. The information is                    CHARLES C. SCAVONE
its stock price climb along with an         not a complete analysis of every aspect                    Mr. Scavone, Chartered
increase in the number of subscribers.      of any market, country, industry,                [SCAVONE  Financial Analyst, is co-
                                            security or the fund. Statements of fact          PHOTO]   manager of AIM Opportunities
   Holdings that hampered fund              are from sources considered reliable,                      II Fund. He has been in the
performance included Merix Corporation,     but A I M Advisors, Inc. makes no                          investment business since
a manufacturer of technologically           representation or warranty as to their         1991 and joined AIM in 1996. Mr. Scavone
advanced printed circuit boards, and        completeness or accuracy. Although             received a B.B.A. from Southeastern
Fairchild Semiconductor International       historical performance is no guarantee         Louisiana University and an M.B.A. from
Inc., an independent semiconductor          of future results, these insights may          the University of Houston. Mr. Scavone
company. A slowing in market demand for     help you understand our investment             will retire from AIM December 31, 2004.
technology-related products led to an       management philosophy.
inventory backup at a number of tech                                                       Assisted by the Opportunities Team
companies that we believe will have to        See important fund and index
be                                           disclosures inside front cover.               Effective November 30, 2004, after the
                                                                                           close of the reporting period, the fund
                                                                                           changed its strategy and its management
                                                                                           team. While the fund's objective
                                                                                           continued to be long-term growth of
                                                                                           capital, the fund's investment style
                                                                                           changed from growth to value. The
                                                                                           individual members of the team who are
                                                                                           primarily responsible for the management
                                                                                           of the fund's portfolio after that date
                                                                                           are Roger J. Mortimer (lead), Robert
                                                                                           Leslie and Glen Hilton.


=========================================================================================
TOP 10 INDUSTRIES*                            FUND VS. INDEXES
Long holdings only
                                              TOTAL RETURNS, 10/31/03-10/31/04, EXCLUDING
 1. Pharmaceuticals                   8.2%    APPLICABLE SALES CHARGES. IF SALES CHARGES
                                              WERE INCLUDED, RETURNS WOULD BE LOWER.
 2. Broadcasting & Cable TV           5.1
                                              CLASS A SHARES                        5.81%
 3. Health Care Services              4.7
                                              CLASS B SHARES                        5.20
 4. Apparel Retail                    4.0
                                              CLASS C SHARES                        5.20
 5. Wireless Telecommunication
    Services                          3.9     S&P 500 INDEX (BROAD-MARKET
                                              INDEX)                                9.41
 6. Specialty Stores                  3.7
                                              S&P 400 INDEX (STYLE-SPECIFIC
 7. Investment Banking & Brokerage    3.4     INDEX)                               11.04

 8. Auto Parts & Equipment            3.1     LIPPER MID-CAP GROWTH FUND INDEX
                                              (PEER GROUP INDEX)                    6.18
 9. Communications Equipment          3.1
                                              SOURCE: LIPPER, INC.
10. Data Processing & Outsourced
    Services                          3.0
=========================================================================================            [RIGHT ARROW GRAPHIC]

                                                                                                FOR A PRESENTATION OF YOUR FUND'S
                                                                                                LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                                TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                     You may use the information in this            or expenses you paid for the period. You
                                            table, together with the amount you            may use this information to compare the
As a shareholder of the fund, you incur     invested, to estimate the expenses that        ongoing costs of investing in the fund
two types of costs: (1) transaction         you paid over the period. Simply divide        and other funds. To do so, compare this
costs, which may include sales charges      your account value by $1,000 (for              5% hypothetical example with the 5%
(loads) on purchase payments; contingent    example, an $8,600 account value divided       hypothetical examples that appear in the
deferred sales charges on redemptions;      by $1,000 = 8.6), then multiply the            shareholder reports of the other funds.
and redemption fees, if any; and (2)        result by the number in the table under
ongoing costs, including management         the heading entitled "Actual Expenses             Please note that the expenses shown in
fees; distribution and/or service fees      Paid During Period" to estimate the            the table are meant to highlight your
(12b-1); and other fund expenses. This      expenses you paid on your account during       ongoing costs only and do not reflect
example is intended to help you             this period.                                   any transactional costs, such as sales
understand your ongoing costs (in                                                          charges (loads) on purchase payments,
dollars) of investing in the fund and to    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES   contingent deferred sales charges on
compare these costs with ongoing costs                                                     redemptions, and redemption fees, if
of investing in other mutual funds. The     The table below also provides                  any. Therefore, the hypothetical
example is based on an investment of        information about hypothetical account         information is useful in comparing
$1,000 invested at the beginning of the     values and hypothetical expenses based         ongoing costs only, and will not help
period and held for the entire period,      on the fund's actual expense ratio and         you determine the relative total costs
May 1, 2004-October 31, 2004.               an assumed rate of return of 5% per year       of owning different funds. In addition,
                                            before expenses, which is not the fund's       if these transactional costs were
ACTUAL EXPENSES                             actual return. The hypothetical account        included, your costs would have been
                                            values and expenses may not be used to         higher.
The table below provides information        estimate the actual ending account
about actual account values and actual      balance
expenses.

===================================================================================================================================
                                                  ACTUAL                        HYPOTHETICAL
                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)

             BEGINNING ACCOUNT     ENDING ACCOUNT       EXPENSES       ENDING ACCOUNT     EXPENSES
                  VALUE                VALUE           PAID DURING         VALUE         PAID DURING
                (5/01/04)          (10/31/04)(1)        PERIOD(2)        (10/31/04)       PERIOD(2)
Class A         $1,000.00            $1,007.70           $5.96           $1,019.20         $5.99
Class B          1,000.00             1,005.10            9.22            1,015.94          9.27
Class C          1,000.00             1,005.10            9.22            1,015.94          9.27

(1) The actual ending account value is based on the actual total return of the fund for the period May 1,
2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses.
The actual cumulative return at net asset value for the period May 1, 2004 to October 31, 2004 was 0.77%,
0.51% and 0.51% for Class A, B and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.18%, 1.83% and 1.83% for Class A, B and
C shares, respectively) multiplied by the average account value over the period, multiplied by 184/366
(to reflect the one-half year period).

===================================================================================================================================
                                                                                                [ARROW
                                                                                                BUTTON   For More Information Visit
                                                                                                IMAGE]       AIMinvestments.com


LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee           RESULTS OF A $10,000 INVESTMENT
comparable future results.
                                            12/30/98-10/31/04. Index results are
   Your fund's total return includes        from 12/31/98.
reinvested distributions, applicable
sales charges, fund expenses and                                                      [MOUNTAIN CHART]
management fees. Index results include
reinvested dividends, but they do not       Date         AIM Opportunities      Lipper Mid-Cap     S&P 500      S&P 400
reflect sales charges. Performance of an                      II Fund            Growth Fund        Index        Index
index of funds reflects fund expenses                     Class A Shares           Index
and management fees; performance of a       12/30/98          $ 9450
market index does not. Performance shown    12/98               9450               $10000          $10000       $10000
in the chart does not reflect deduction     1/99               10310                10496           10418         9611
of taxes a shareholder would pay on fund    2/99                9847                 9681           10094         9107
distributions or sale of fund shares.       3/99               11255                10371           10498         9362
Performance of the indexes does not         4/99               12474                10797           10905        10100
reflect the effects of taxes.               5/99               13117                10752           10647        10144
                                            6/99               13768                11618           11237        10687
   In evaluating this chart, please note    7/99               14911                11459           10887        10460
that the chart uses a logarithmic scale     8/99               15526                11401           10833        10102
along the vertical axis (the value          9/99               16215                11734           10537         9790
scale). This means that each scale          10/99              17027                12772           11203        10289
increment always represents the same        11/99              19222                14374           11431        10829
percent change in price; in a linear        12/99              21311                17372           12103        11472
chart each scale increment always           1/00               21228                17074           11495        11149
represents the same absolute change in      2/00               27385                21352           11278        11929
price. In this example, the scale           3/00               27856                19849           12381        12928
increment between $5,000 and $10,000 is     4/00               25212                17231           12008        12476
the same as that between $10,000 and        5/00               23372                15682           11762        12321
$20,000. In a linear chart, the latter      6/00               25054                18119           12052        12502
scale increment would be twice as large.    7/00               24689                17367           11863        12699
The benefit of using a logarithmic scale    8/00               25911                19639           12600        14117
is that it better illustrates               9/00               25535                18695           11935        14020
performance during the fund's early         10/00              24302                17183           11884        13545
years before reinvested distributions       11/00              21585                13590           10948        12522
and compounding create the potential for    12/00              23467                14569           11002        13480
the original investment to grow to very     1/01               23174                14767           11392        13781
large numbers. Had the chart used a         2/01               21208                12552           10354        12994
linear scale along its vertical axis,       3/01               18992                11220            9698        12028
you would not be able to see as clearly     4/01               20225                12700           10451        13355
the movements in the value of the fund      5/01               19703                12804           10521        13666
and the indexes during the fund's early     6/01               19494                12754           10265        13611
years. We use a logarithmic scale in        7/01               18940                12084           10164        13408
financial reports of funds that have        8/01               18219                11274            9529        12970
more than five years of performance         9/01               16202                 9648            8759        11356
history.                                    10/01              16850                10185            8926        11859
                                            11/01              17686                11022            9611        12741
AVERAGE ANNUAL TOTAL RETURNS                12/01              18239                11500            9695        13399
As of 10/31/04, including applicable        1/02               17519                11060            9554        13329
sales charges                               2/02               16463                10510            9369        13346
                                            3/02               17383                11172            9722        14300
CLASS A SHARES                              4/02               17112                10801            9133        14233
Inception (12/30/98)       11.67%           5/02               16934                10441            9066        13993
 5 Years                    1.10            6/02               15345                 9503            8420        12969
 1 Year                     0.00            7/02               14092                 8478            7764        11711
                                            8/02               14113                 8377            7815        11771
CLASS B SHARES                              9/02               13486                 7856            6966        10823
Inception (11/12/99)       -0.65%           10/02              14322                 8252            7579        11292
 1 Year                     0.20            11/02              15358                 8743            8024        11945
                                            12/02              14605                 8226            7553        11455
CLASS C SHARES                              1/03               14449                 8104            7356        11120
Inception (11/12/99)       -0.25%           2/03               13989                 7979            7245        10855
 1 Year                     4.20            3/03               14104                 8093            7315        10946
                                            4/03               14910                 8660            7918        11741
In addition to returns as of the close      5/03               15944                 9377            8334        12714
of the fiscal year, industry regulations    6/03               16321                 9523            8441        12876
require us to provide average annual        7/03               16750                 9899            8590        13333
total returns as of 9/30/04, the most       8/03               17482                10386            8757        13938
recent calendar quarter-end.                9/03               17001                10037            8664        13725
                                            10/03              17994                10825            9154        14762
                                            11/03              18474                11082            9235        15277
                                            12/03              18923                11139            9719        15534
                                            1/04               19457                11420            9897        15871
                                            2/04               19677                11578           10034        16252
                                            3/04               19415                11575            9883        16321
                                            4/04               18893                11208            9728        15785
                                            5/04               19082                11452            9861        16113
                                            6/04               19313                11727           10053        16480
                                            7/04               18247                10894            9720        15711
                                            8/04               17922                10705            9759        15670
                                            9/04               18527                11163            9865        16134
                                            10/04             $19039               $11493          $10016       $16392
                                                                                                  Source: Lipper, Inc.

                                            AVERAGE ANNUAL TOTAL RETURNS
                                            As of 9/30/04, most recent calendar
                                            quarter-end, including applicable sales
                                            charges

                                            CLASS A SHARES
                                            Inception (12/30/98)      11.32%
                                             5 Years                   1.54
                                             1 Year                    2.96

                                            CLASS B SHARES
                                            Inception (11/12/99)      -1.21%
                                             1 Year                    3.28

                                            CLASS C SHARES
                                            Inception (11/12/99)      -0.80%
                                             1 Year                    7.28

                                            The performance data quoted represent
                                            past performance and cannot guarantee
                                            comparable future results; current
                                            performance may be lower or higher.
                                            Please visit AIMinvestments.com for the
                                            most recent month-end performance.
                                            Performance figures reflect reinvested
                                            distributions, changes in net asset
                                            value and the effect of the maximum
                                            sales charge unless otherwise stated.
                                            Investment return and principal value
                                            will fluctuate so that you may have a
                                            gain or loss when you sell shares.

                                               Class A share performance reflects
                                            the maximum 5.50% sales charge, and
                                            Class B and Class C share performance
                                            reflects the applicable contingent
                                            deferred sales charge (CDSC) for the
                                            period involved. The CDSC on Class B
                                            shares declines from 5% beginning at the
                                            time of purchase to 0% at the beginning
                                            of the seventh year. The CDSC on Class C
                                            shares is 1% for the first year after
                                            purchase.

                                               The performance of the fund's share
                                            classes will differ due to different
                                            sales charge structures and class
                                            expenses.

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS-81.36%

AEROSPACE & DEFENSE-1.78%

Engineered Support Systems, Inc.                   20,000   $    960,800
------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                  15,000        988,950
------------------------------------------------------------------------
Rockwell Collins, Inc.                             25,000        886,750
========================================================================
                                                               2,836,500
========================================================================

AIR FREIGHT & LOGISTICS-1.29%

Forward Air Corp.(a)                               50,000      2,058,500
========================================================================

APPAREL RETAIL-3.96%

AnnTaylor Stores Corp.(a)                          33,100        743,426
------------------------------------------------------------------------
Hot Topic, Inc.(a)                                 70,000      1,439,200
------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            120,000      2,812,800
------------------------------------------------------------------------
Ross Stores, Inc.                                  50,000      1,313,500
========================================================================
                                                               6,308,926
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.56%

Fossil, Inc.(a)                                    30,000        892,800
========================================================================

APPLICATION SOFTWARE-0.82%

Henry (Jack) & Associates, Inc.                    70,000      1,304,800
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.01%

Apollo Investment Corp.                            61,500        836,400
------------------------------------------------------------------------
Federated Investors, Inc.-Class B                  24,000        695,760
------------------------------------------------------------------------
Legg Mason, Inc.                                   26,250      1,672,387
========================================================================
                                                               3,204,547
========================================================================

AUTO PARTS & EQUIPMENT-3.13%

American Axle & Manufacturing Holdings, Inc.       25,000        717,500
------------------------------------------------------------------------
Autoliv, Inc.                                     100,000      4,275,000
========================================================================
                                                               4,992,500
========================================================================

BIOTECHNOLOGY-1.93%

Amylin Pharmaceuticals, Inc.(a)                    30,000        639,000
------------------------------------------------------------------------
Invitrogen Corp.(a)                                25,000      1,447,500
------------------------------------------------------------------------
MedImmune, Inc.(a)                                 35,000        994,700
========================================================================
                                                               3,081,200
========================================================================

BROADCASTING & CABLE TV-5.14%

Cox Radio, Inc.-Class A(a)                         60,000        954,000
------------------------------------------------------------------------
Emmis Communications Corp.-Class A(a)              75,000      1,402,500
------------------------------------------------------------------------
Entercom Communications Corp.(a)                   30,000        996,000
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           57,500      1,780,200
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

BROADCASTING & CABLE TV-(CONTINUED)

XM Satellite Radio Holdings Inc.-Class
  A(a)(b)                                          95,000   $  3,070,400
========================================================================
                                                               8,203,100
========================================================================

COMMUNICATIONS EQUIPMENT-3.07%

Avaya Inc.(a)                                     125,000      1,800,000
------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      150,000      3,096,000
========================================================================
                                                               4,896,000
========================================================================

CONSUMER FINANCE-0.93%

Capital One Financial Corp.                        20,000      1,475,200
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.97%

Alliance Data Systems Corp.(a)                     50,000      2,114,000
------------------------------------------------------------------------
DST Systems, Inc.(a)                               20,000        897,000
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                       65,000      1,721,850
========================================================================
                                                               4,732,850
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.88%

National Instruments Corp.                        100,000      2,753,000
------------------------------------------------------------------------
Symbol Technologies, Inc.                         125,000      1,836,250
========================================================================
                                                               4,589,250
========================================================================

EMPLOYMENT SERVICES-0.50%

Robert Half International Inc.                     30,000        795,900
========================================================================

GENERAL MERCHANDISE STORES-1.43%

Dollar Tree Stores, Inc.(a)                        58,500      1,690,650
------------------------------------------------------------------------
Family Dollar Stores, Inc.                         20,000        591,000
========================================================================
                                                               2,281,650
========================================================================

HEALTH CARE DISTRIBUTORS-1.19%

Henry Schein, Inc.(a)                              30,000      1,896,900
========================================================================

HEALTH CARE EQUIPMENT-1.20%

Beckman Coulter, Inc.                              17,500      1,041,250
------------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                          17,500        872,025
========================================================================
                                                               1,913,275
========================================================================

HEALTH CARE FACILITIES-0.67%

Community Health Systems Inc.(a)                   40,000      1,072,800
========================================================================

HEALTH CARE SERVICES-4.71%

Caremark Rx, Inc.(a)                               60,000      1,798,200
------------------------------------------------------------------------
DaVita, Inc.(a)                                    37,500      1,110,750
------------------------------------------------------------------------
Express Scripts, Inc.(a)                           20,500      1,312,000
------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                    55,000      1,865,050
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
HEALTH CARE SERVICES-(CONTINUED)

Renal Care Group, Inc.(a)                          45,000   $  1,420,200
========================================================================
                                                               7,506,200
========================================================================

HOUSEHOLD PRODUCTS-0.75%

Clorox Co. (The)(b)                                22,000      1,201,200
========================================================================

INDUSTRIAL GASES-1.08%

Airgas, Inc.                                       70,000      1,722,000
========================================================================

INTERNET SOFTWARE & SERVICES-1.56%

CNET Networks, Inc.(a)                             75,000        612,750
------------------------------------------------------------------------
VeriSign, Inc.(a)                                  70,000      1,878,100
========================================================================
                                                               2,490,850
========================================================================

INVESTMENT BANKING & BROKERAGE-3.37%

Jefferies Group, Inc.                              46,000      1,845,980
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      20,000      1,643,000
------------------------------------------------------------------------
Raymond James Financial, Inc.                      72,500      1,892,250
========================================================================
                                                               5,381,230
========================================================================

LIFE & HEALTH INSURANCE-0.72%

AFLAC Inc.                                         32,200      1,155,336
========================================================================

OIL & GAS DRILLING-2.49%

Patterson-UTI Energy, Inc.                         80,000      1,538,400
------------------------------------------------------------------------
Rowan Cos., Inc.(a)                                47,000      1,199,910
------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                35,000      1,233,750
========================================================================
                                                               3,972,060
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.12%

BJ Services Co.                                    35,000      1,785,000
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.27%

Devon Energy Corp.                                 15,000      1,109,550
------------------------------------------------------------------------
Spinnaker Exploration Co.(a)                       22,500        718,200
------------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)                  37,000      1,798,200
========================================================================
                                                               3,625,950
========================================================================

PHARMACEUTICALS-8.20%

Allergan, Inc.                                     20,000      1,431,200
------------------------------------------------------------------------
Barr Pharmaceuticals Inc.(a)                       45,000      1,694,250
------------------------------------------------------------------------
Corcept Therapeutics Inc.(a)                      150,000      1,031,250
------------------------------------------------------------------------
IVAX Corp.(a)                                      31,875        576,938
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A              125,000      5,083,750
------------------------------------------------------------------------
MGI Pharma, Inc.(a)                                75,000      2,000,250
------------------------------------------------------------------------
Valeant Pharmaceuticals International              17,300        415,200
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

PHARMACEUTICALS-(CONTINUED)

Watson Pharmaceuticals, Inc.(a)                    30,000   $    840,900
========================================================================
                                                              13,073,738
========================================================================

PUBLISHING-2.23%

Getty Images, Inc.(a)                              60,000      3,547,800
========================================================================

RAILROADS-2.46%

Canadian National Railway Co. (Canada)             28,500      1,540,425
------------------------------------------------------------------------
Norfolk Southern Corp.                             70,000      2,376,500
========================================================================
                                                               3,916,925
========================================================================

REGIONAL BANKS-1.98%

Compass Bancshares, Inc.                           25,000      1,194,250
------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                         40,000      1,960,000
========================================================================
                                                               3,154,250
========================================================================

RESTAURANTS-0.71%

Brinker International, Inc.(a)                     35,000      1,130,500
========================================================================

SEMICONDUCTOR EQUIPMENT-1.22%

Novellus Systems, Inc.(a)                          75,000      1,943,250
========================================================================

SEMICONDUCTORS-0.46%

Intersil Corp.-Class A                             45,000        734,400
========================================================================

SPECIALTY CHEMICALS-0.59%

Valspar Corp. (The)                                20,000        933,200
========================================================================

SPECIALTY STORES-3.74%

PETsMART, Inc.                                     42,500      1,359,150
------------------------------------------------------------------------
United Auto Group, Inc.                           100,000      2,700,000
------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           50,000      1,908,500
========================================================================
                                                               5,967,650
========================================================================

TECHNOLOGY DISTRIBUTORS-1.17%

CDW Corp.                                          30,000      1,860,900
========================================================================

THRIFTS & MORTGAGE FINANCE-1.20%

MGIC Investment Corp.                              29,800      1,916,438
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.87%

Crown Castle International Corp.(a)               150,000      2,296,500
------------------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)                  100,000      1,684,000
------------------------------------------------------------------------
Western Wireless Corp.-Class A(a)                  75,000      2,185,500
========================================================================
                                                               6,166,000
========================================================================
    Total Common Stocks (Cost $108,220,844)                  129,721,575
========================================================================

                                               PRINCIPAL
                                                 AMOUNT

U.S. TREASURY BILLS-0.63%

1.62%, 12/16/04 (Cost $997,882)(c)             $1,000,000(d) $    997,882
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


MONEY MARKET FUNDS-15.65%

Liquid Assets Portfolio-Institutional
  Class(e)                                     12,473,814   $ 12,473,814
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    12,473,814     12,473,814
========================================================================
    Total Money Market Funds (Cost
      $24,947,628)                                            24,947,628
========================================================================
TOTAL INVESTMENTS-97.64% (Cost $134,166,354)                 155,667,085
========================================================================
OTHER ASSETS LESS LIABILITIES-2.36%                            3,763,428
========================================================================
NET ASSETS-100.00%                                          $159,430,513
________________________________________________________________________
========================================================================



                                                 SHARES
                                                  SOLD         MARKET
                                                 SHORT         VALUE
------------------------------------------------------------------------
SECURITIES SOLD SHORT-1.51%(F)

COMMON STOCKS-1.51%

BREWERS-0.50%

Coors (Adolph) Co.-Class B                         12,000   $    800,400
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.21%

Network Appliance, Inc.                            13,600        332,792
========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.80%

Tidewater Inc.                                     41,100      1,271,223
========================================================================
    Total Common Stock Securities Sold Short
      (Total Proceeds $2,229,292)                           $  2,404,415
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1G and Note 8.
(c) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 9.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) Collateral on short sales was segregated by the Fund in the amount of $5,197,140 which represents 216.15% of the market value of the securities sold short.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $109,218,726)                                $130,719,457
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $24,947,628)                             24,947,628
===========================================================
     Total investments (cost $134,166,354)      155,667,085
===========================================================
Receivables for:
  Deposits with brokers for securities sold
     short                                        4,375,137
-----------------------------------------------------------
  Investments sold                                2,621,531
-----------------------------------------------------------
  Variation margin                                   17,250
-----------------------------------------------------------
  Fund shares sold                                   11,834
-----------------------------------------------------------
  Dividends and interest                             47,221
-----------------------------------------------------------
  Short stock rebates                                 4,892
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               33,428
-----------------------------------------------------------
Other assets                                         26,742
===========================================================
     Total assets                               162,805,120
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                            633,138
-----------------------------------------------------------
  Options written, at market value (premiums
     received $83,562)                              109,675
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                40,938
-----------------------------------------------------------
Securities sold short, at market value
  (proceeds $2,229,292)                           2,404,415
-----------------------------------------------------------
Accrued distribution fees                            93,463
-----------------------------------------------------------
Accrued trustees' fees                                1,255
-----------------------------------------------------------
Accrued transfer agent fees                          35,306
-----------------------------------------------------------
Accrued operating expenses                           56,417
===========================================================
     Total liabilities                            3,374,607
===========================================================
Net assets applicable to shares outstanding    $159,430,513
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $321,958,006
-----------------------------------------------------------
Undistributed net investment income (loss)          (38,495)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, futures contracts,
  option contracts and securities sold short   (183,876,167)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, futures contracts, option
  contracts and securities sold short            21,387,169
===========================================================
                                               $159,430,513
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 79,680,481
___________________________________________________________
===========================================================
Class B                                        $ 59,702,285
___________________________________________________________
===========================================================
Class C                                        $ 20,047,747
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           4,374,982
___________________________________________________________
===========================================================
Class B                                           3,393,283
___________________________________________________________
===========================================================
Class C                                           1,139,341
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      18.21
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $18.21 divided by
       94.50%)                                 $      19.27
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      17.59
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      17.60
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $5,505)          $   752,113
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      190,957
-------------------------------------------------------------------------
Interest                                                           34,284
-------------------------------------------------------------------------
Short stock rebates                                                83,637
=========================================================================
    Total investment income                                     1,060,991
=========================================================================

EXPENSES:

Advisory fees                                                     944,388
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     32,844
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         308,106
-------------------------------------------------------------------------
  Class B                                                         697,842
-------------------------------------------------------------------------
  Class C                                                         248,609
-------------------------------------------------------------------------
Line of credit                                                     71,213
-------------------------------------------------------------------------
Transfer agent fees                                               376,404
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             15,522
-------------------------------------------------------------------------
Dividends on short sales                                           60,800
-------------------------------------------------------------------------
Other                                                             169,923
=========================================================================
    Total expenses                                              2,975,651
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (39,416)
=========================================================================
  Net expenses                                                  2,936,235
=========================================================================
Net investment income (loss)                                   (1,875,244)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FUTURES CONTRACTS, OPTION CONTRACTS AND
  SECURITIES
  SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                                        15,784,589
-------------------------------------------------------------------------
  Futures contracts                                             2,559,356
-------------------------------------------------------------------------
  Option contracts written                                        879,647
-------------------------------------------------------------------------
  Securities sold short                                          (391,982)
=========================================================================
                                                               18,831,610
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (6,449,711)
-------------------------------------------------------------------------
  Futures contracts                                              (479,380)
-------------------------------------------------------------------------
  Option contracts written                                          3,646
-------------------------------------------------------------------------
  Securities sold short                                           (84,717)
=========================================================================
                                                               (7,010,162)
=========================================================================
Net gain from investment securities, futures contracts,
  option contracts and securities sold short                   11,821,448
=========================================================================
Net increase in net assets resulting from operations          $ 9,946,204
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,875,244)   $ (4,034,294)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures
    contracts, option contracts and securities sold short       18,831,610       3,340,879
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts, option
    contracts and securities
    sold short                                                  (7,010,162)     42,284,844
==========================================================================================
    Net increase in net assets resulting from operations         9,946,204      41,591,429
==========================================================================================
Share transactions-net:
  Class A                                                      (15,926,486)    (19,809,758)
------------------------------------------------------------------------------------------
  Class B                                                      (19,693,655)    (15,416,222)
------------------------------------------------------------------------------------------
  Class C                                                       (8,800,002)     (8,204,584)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (44,420,143)    (43,430,564)
==========================================================================================
    Net increase (decrease) in net assets                      (34,473,939)     (1,839,135)
==========================================================================================

NET ASSETS:

  Beginning of year                                            193,904,452     195,743,587
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(38,495) and $(34,205), respectively).         $159,430,513    $193,904,452
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities II Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

G. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

H. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P MidCap 400 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P MidCap 400 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $2,355.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $34,360 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $376,404. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $308,106, $697,842 and $248,609, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $23,105 in front-end sales commissions from the sale of Class A shares and $0, $1,869 and $742 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class            3,456,661       $ 60,271,031      $ (51,253,878)        $   --         $12,473,814     $ 96,347       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            3,456,661         60,271,031        (51,253,878)            --          12,473,814       94,610           --
==================================================================================================================================
                  $6,913,322       $120,542,062      $(102,507,756)        $   --         $24,947,628     $190,957       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $1,539,922 and $1,668,646, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $2,660 and credits in custodian fees of $41 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $2,701.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $4,924 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund may borrow up to the lesser of (i) $240,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended October 31, 2004, the Fund did not borrow under the line of credit facility.

    Effective November 1, 2004, the Fund entered into a new agreement whereby the Fund may borrow up to the lesser of (i) $225,000,000 or (ii) the limits set by its prospectus for borrowings and the funds that are parties to the line of credit will be charged a commitment fee of 0.09% of the unused balance of the committed line.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                                         TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS       PUT OPTION CONTRACTS
                                                              ------------------------    ----------------------
                                                              NUMBER OF     PREMIUMS      NUMBER OF    PREMIUMS
                                                              CONTRACTS     RECEIVED      CONTRACTS    RECEIVED
----------------------------------------------------------------------------------------------------------------
Beginning of period                                             2,140      $  132,241          --      $      --
----------------------------------------------------------------------------------------------------------------
Written                                                        17,285       2,020,554       2,853        168,294
----------------------------------------------------------------------------------------------------------------
Closed                                                         (8,138)     (1,265,011)     (2,573)      (144,135)
----------------------------------------------------------------------------------------------------------------
Exercised                                                      (3,087)       (342,004)       (200)       (15,599)
----------------------------------------------------------------------------------------------------------------
Expired                                                        (7,505)       (462,218)        (80)        (8,560)
================================================================================================================
End of period                                                     695      $   83,562          --      $      --
________________________________________________________________________________________________________________
================================================================================================================

                                              OPEN OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 OCTOBER 31,
                                                                                                    2004          UNREALIZED
                                                  CONTRACT    STRIKE    NUMBER OF    PREMIUMS      MARKET        APPRECIATION
                                                   MONTH      PRICE     CONTRACTS    RECEIVED       VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
CALLS
  Clorox Co. (The)                                 Nov-04     $55.0        220       $24,426      $ 17,050         $  7,376
------------------------------------------------------------------------------------------------------------------------------
  XM Satellite Radio Holdings Inc.-Class A         Dec-04      32.5        475        59,136        92,625          (33,489)
==============================================================================================================================
                                                                           695       $83,562      $109,675         $(26,113)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 9--FUTURES CONTRACTS

On October 31, 2004, $239,000 principal amount of U.S. Treasury obligations was pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
--------------------------------------------------------------------------------------------------------------------
                                                               NO. OF        MONTH/         MARKET       UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT       VALUE       APPRECIATION
--------------------------------------------------------------------------------------------------------------------
MidCap 400 Futures                                               15        Dec-04/Long    $4,521,000      $87,675
____________________________________________________________________________________________________________________
====================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
---------------------------------------------------------------------------
Unrealized appreciation -- investments                           20,824,721
---------------------------------------------------------------------------
Temporary book/tax differences                                      (38,495)
---------------------------------------------------------------------------
Capital loss carryforward                                      (183,313,719)
---------------------------------------------------------------------------
Shares of beneficial interest                                   321,958,006
===========================================================================
Total net assets                                              $ 159,430,513
___________________________________________________________________________
===========================================================================

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales, straddle deferrals and the tax recognition of unrealized gains or losses on certain futures contracts. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on option contracts written of $(26,113).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $19,256,129 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2008                                                $ 24,128,728
-----------------------------------------------------------------------------
October 31, 2009                                                 123,630,363
-----------------------------------------------------------------------------
October 31, 2010                                                  34,956,611
-----------------------------------------------------------------------------
October 31, 2011                                                     598,017
=============================================================================
Total capital loss carryforward                                 $183,313,719
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $168,898,919 and $231,282,461, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                                           $25,055,827
-------------------------------------------------------------------------------
  Securities sold short                                                21,482
===============================================================================
Aggregate unrealized (depreciation) of:
  Investment securities                                            (4,029,870)
-------------------------------------------------------------------------------
  Securities sold short                                              (196,605)
===============================================================================
Net unrealized appreciation of investment securities              $20,850,834
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $134,641,128.


Proceeds from securities sold short for tax purposes are $2,229,292.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and other reclassifications, on October 31, 2004, undistributed net investment income was increased by $1,870,954, undistributed net realized gain (loss) was decreased by $3,775 and shares of beneficial interest decreased by $1,867,179. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        670,900    $ 12,251,244       546,626    $  8,026,367
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        198,887       3,508,448       294,449       4,342,900
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        122,489       2,186,895        94,923       1,374,838
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        115,458       2,104,929        96,537       1,456,537
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (119,114)     (2,104,929)      (99,005)     (1,456,537)
======================================================================================================================
Reacquired:
  Class A                                                     (1,682,409)    (30,282,659)   (1,990,836)    (29,292,662)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,207,527)    (21,097,174)   (1,285,596)    (18,302,585)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (630,921)    (10,986,897)     (668,940)     (9,579,422)
======================================================================================================================
                                                              (2,532,237)   $(44,420,143)   (3,011,842)   $(43,430,564)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distributions, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                                                                       THREE MONTHS
                                                                YEAR ENDED OCTOBER 31,                   ENDED         YEAR ENDED
                                                   ------------------------------------------------    OCTOBER 31,     JULY 31,
                                                    2004          2003       2002            2001         2000           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 17.21       $ 13.70    $ 16.11        $  23.17      $  23.62       $  15.78
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.12)(a)     (0.27)(a)   (0.07)(a)(b)     0.04(a)      (0.01)        (0.18)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                   1.12          3.78      (2.34)          (7.10)        (0.44)          9.92
=================================================================================================================================
    Total from investment operations                  1.00          3.51      (2.41)          (7.06)        (0.45)          9.74
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  --            --         --              --            --          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 --            --         --              --            --          (1.88)
=================================================================================================================================
    Total distributions                                 --            --         --              --            --          (1.90)
=================================================================================================================================
Net asset value, end of period                     $ 18.21       $ 17.21    $ 13.70        $  16.11      $  23.17       $  23.62
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                       5.81%        25.62%    (14.96)%        (30.47)%       (1.91)%        65.58%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $79,680       $90,696    $90,696        $155,356      $309,391       $336,203
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and dividends on
  short sale expense):
  With fee waivers and/or expense reimbursements      1.27%(d)      2.45%      1.18%           1.33%         2.06%(e)       2.33%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                    1.29%(d)      2.45%      1.28%           1.43%         2.16%(e)       2.40%
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and dividends on
  short sale expense):
  With fee waivers and/or expense reimbursements      1.20%(d)      2.30%      1.07%           1.24%         1.93%(e)       2.08%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                    1.22%(d)      2.30%      1.17%           1.34%         2.03%(e)       2.15%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                         (0.69)%(d)    (1.82)%    (0.44)%(b)       0.20%        (0.08)%(e)     (0.80)%
=================================================================================================================================
Ratio of interest expense and dividends on short
  sale expense to average net assets(f)               0.07%(d)      0.15%      0.11%           0.09%         0.13%(e)       0.25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                             107%          216%       203%            289%           49%           196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $88,030,198.
(e)  Annualized.
(f) Ratio includes interest expense and fees on the committed line of credit.
(g)  Not annualized for periods less than one year.


                                                                              CLASS B
                                   ----------------------------------------------------------------------------------------------
                                                                                                                NOVEMBER 12, 1999
                                                                                                THREE MONTHS    (DATE SALES
                                                   YEAR ENDED OCTOBER 31,                         ENDED         COMMENCED) TO
                                   ------------------------------------------------------       OCTOBER 31,       JULY 31,
                                    2004          2003          2002               2001            2000             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                           $ 16.73       $ 13.41       $ 15.89           $  23.02         $  23.51          $  17.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)       (0.23)(a)     (0.36)(a)     (0.18)(a)(b)       (0.11)(a)        (0.05)            (0.28)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized and
    unrealized)                       1.09          3.68         (2.30)             (7.02)           (0.44)             5.97
=================================================================================================================================
    Total from investment
      operations                      0.86          3.32         (2.48)             (7.13)           (0.49)             5.69
=================================================================================================================================
Less distributions from net
  investment income                     --            --            --                 --               --             (0.01)
=================================================================================================================================
Net asset value, end of period     $ 17.59       $ 16.73       $ 13.41           $  15.89         $  23.02          $  23.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                       5.14%        24.76%       (15.61)%           (30.97)%          (2.08)%           31.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                         $59,702       $75,639       $75,250           $124,588         $225,060          $255,439
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense and dividends on short
  sale expense)                       1.92%(d)(e)    3.10%        1.93%              2.10%            2.81%(f)          3.08%(f)
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense and dividends on short
  sale expense)                       1.85%(d)(e)    2.95%        1.82%              2.00%            2.68%(f)          2.83%(f)
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets       (1.34)%(d)    (2.47)%       (1.19)%(b)         (0.57)%          (0.83)%(f)        (1.55)%(f)
=================================================================================================================================
Ratio of interest expense and
  dividends on short sale expense
  to average net assets(g)            0.07%(d)      0.15%         0.11%              0.09%            0.13%(f)          0.25%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(h)             107%          216%          203%               289%              49%              196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $69,784,200.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.94% and 1.87% including interest expense and dividends on short sale expense and excluding interest expense and dividends on short sale expense, respectively.
(f)  Annualized.
(g) Ratio includes interest expense and fees on the committed line of credit.
(h)  Not annualized for periods less than one year.


                                                                                CLASS C
                                       ------------------------------------------------------------------------------------------
                                                                                                                NOVEMBER 12, 1999
                                                                                                THREE MONTHS    (DATE SALES
                                                      YEAR ENDED OCTOBER 31,                      ENDED         COMMENCED) TO
                                       -----------------------------------------------------    OCTOBER 31,       JULY 31,
                                        2004          2003          2002              2001        2000              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $ 16.73       $ 13.41       $ 15.89           $ 23.02      $ 23.51           $  17.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)           (0.23)(a)     (0.36)(a)     (0.18)(a)(b)      (0.11)(a)     (0.05)            (0.28)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)        1.10          3.68         (2.30)            (7.02)       (0.44)              5.97
=================================================================================================================================
    Total from investment operations      0.87          3.32         (2.48)            (7.13)       (0.49)              5.69
=================================================================================================================================
Less distributions from net
  investment income                         --            --            --                --           --              (0.01)
=================================================================================================================================
Net asset value, end of period         $ 17.60       $ 16.73       $ 13.41           $ 15.89      $ 23.02           $  23.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                           5.20%        24.76%       (15.61)%          (30.97)%      (2.08)%            31.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $20,048       $27,570       $29,798           $51,412      $96,817           $100,452
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest expense
  and dividends on short sale
  expense)                                1.92%(d)(e)    3.10%        1.93%             2.10%        2.81%(f)           3.08%(f)
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest expense
  and dividends on short sale
  expense)                                1.85%(d)(e)    2.95%        1.82%             2.00%        2.68%(f)           2.83%(f)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                  (1.34)%(d)    (2.47)%       (1.19)%(b)        (0.57)%      (0.83)%(f)         (1.55)%(f)
=================================================================================================================================
Ratio of interest expense and
  dividends on short sale expense to
  average net assets(g)                   0.07%(d)      0.15%         0.11%             0.09%        0.13%(f)           0.25%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(h)                 107%          216%          203%              289%          49%               196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $24,860,928.
(e) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.94% and 1.87% including interest expense and dividends on short sale expense and excluding interest expense and dividends on short sale expense, respectively.
(f)  Annualized.
(g) Ratio includes interest expense and fees on the committed line of credit.
(h)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Opportunities II Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities II Fund (a portfolio of AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities II Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1998             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1998             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1998             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004





The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1998               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1998               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1998               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; Senior Vice President
                                                      and General Counsel, Liberty Funds
                                                      Group, LLC and Vice President, A I M
                                                      Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. and A I M Management
                                                      Group Inc., A I M Advisors, Inc.; and
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc.
                                                      Formerly: Director of A I M Advisors,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Ernst & Young LLP
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         5 Houston Center
Houston, TX 77046-1173    Suite 100                 Suite 100                 1401 McKinney
                          Houston, TX 77046-1173    Houston, TX 77046-1173    Suite 1200
                                                                              Houston, TX 77010-4035

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   AIM Investment Services,  State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103-7599 New York, NY 10022-3852 Houston, TX 77210-4739    Boston, MA 02110-2801

DOMESTIC EQUITY                                      SECTOR EQUITY

AIM Aggressive Growth Fund                  AIM Advantage Health Sciences Fund(1)
AIM Balanced Fund*                          AIM Energy Fund(1)
AIM Basic Balanced Fund*                    AIM Financial Services Fund(1)
AIM Basic Value Fund                        AIM Global Health Care Fund
AIM Blue Chip Fund                          AIM Gold & Precious Metals Fund(1)
AIM Capital Development Fund                AIM Health Sciences Fund(1)
AIM Charter Fund                            AIM Leisure Fund(1)
AIM Constellation Fund                      AIM Multi-Sector Fund(1)
AIM Core Stock Fund(1)                      AIM Real Estate Fund
AIM Dent Demographic Trends Fund            AIM Technology Fund(1)
AIM Diversified Dividend Fund               AIM Utilities Fund(1)
AIM Dynamics Fund(1)
AIM Emerging Growth Fund                             FIXED INCOME
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund                   TAXABLE
AIM Libra Fund
AIM Mid Cap Basic Value Fund                AIM Floating Rate Fund
AIM Mid Cap Core Equity Fund(2)             AIM High Yield Fund
AIM Mid Cap Growth Fund                     AIM Income Fund
AIM Mid Cap Stock Fund(1)                   AIM Intermediate Government Fund
AIM Opportunities I Fund                    AIM Limited Maturity Treasury Fund
AIM Opportunities II Fund                   AIM Money Market Fund
AIM Opportunities III Fund                  AIM Short Term Bond Fund
AIM Premier Equity Fund                     AIM Total Return Bond Fund
AIM S&P 500 Index Fund(1)                   Premier U.S. Government Money Portfolio(1)
AIM Select Equity Fund
AIM Small Cap Equity Fund(3)                TAX-FREE
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)            AIM High Income Municipal Fund
AIM Total Return Fund*(1)                   AIM Municipal Bond Fund
AIM Trimark Endeavor Fund                   AIM Tax-Exempt Cash Fund
AIM Trimark Small Companies Fund            AIM Tax-Free Intermediate Fund
AIM Weingarten Fund
                                                  AIM ALLOCATION SOLUTIONS

      INTERNATIONAL/GLOBAL EQUITY           AIM Aggressive Allocation Fund
                                            AIM Conservative Allocation Fund
AIM Asia Pacific Growth Fund                AIM Moderate Allocation Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund(5)
AIM Global Aggressive Growth Fund
AIM Global Equity Fund(6)
AIM Global Growth Fund
AIM Global Value Fund
AIM International Core Equity Fund(1)
AIM International Emerging Growth Fund(7)
AIM International Growth Fund
AIM Trimark Fund


* Domestic equity and income fund

(1)The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2)As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3)Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4)AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.
(5)AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6)Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7)AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.

AIMinvestments.com              OPP2-AR-1              A I M Distributors, Inc.

                                    [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
--------------------------------------------------------------------------------------
 Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative     Cash         [AIM INVESTMENTS LOGO APPEARS HERE]
  Funds   Products              Savings    Managed   Products  Investments  Management            --Registered Trademark--
                                 Plans    Accounts
--------------------------------------------------------------------------------------

                                                      AIM OPPORTUNITIES III FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM OPPORTUNITIES III FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================


o As discussed in a notice previously        There is no guarantee that the fund           OTHER INFORMATION
communicated to shareholders, the fund       managers' investment strategies will
changed its strategy and its management      help investors attain their goals.            o Bloomberg, Inc. is an independent
team effective November 30, 2004, after      Please see the prospectus for more            financial research and reporting firm.
the close of the reporting period. While     information about specific investment
the fund's objective continued to be         strategies and risks.                         o The returns shown in the Management's
long-term growth of capital, the fund's                                                    Discussion of Fund Performance are based
investment style changed from growth to      o The fund may participate in the             on net asset values calculated for
value. The individual members of the         initial public offering (IPO) market in       shareholder transactions. Generally
team who are primarily responsible for       some market cycles. Because of the            accepted accounting principles require
the management of the fund's portfolio       fund's small asset base, any investment       adjustments to be made to the net assets
after that date are Roger J. Mortimer        the fund may make in IPOs may                 of the fund at period end for financial
(lead), Robert Leslie and Glen Hilton.       significantly affect the fund's total         reporting purposes, and as such, the net
                                             return. As the fund's assets grow, the        asset values for shareholder
ABOUT SHARE CLASSES                          impact of IPO investments will decline,       transactions and the returns based on
                                             which may reduce the effect of IPO            those net asset values may differ from
o Effective 9/30/03, Class B shares are      investments on the fund's total return.       the net asset values and returns
not available as an investment for                                                         reported in the Financial Highlights.
retirement plans maintained pursuant to      ABOUT INDEXES USED IN THIS REPORT
Section 401 of the Internal Revenue                                                        o Industry classifications used in this
Code, including 401(k) plans, money          o The unmanaged Standard & Poor's             report are generally according to the
purchase pension plans and profit            Composite Index of 500 Stocks (the S&P        Global Industry Classification Standard,
sharing plans. Plans that have existing      500--Registered Trademark-- Index) is an      which was developed by and is the
accounts invested in Class B shares will     index of common stocks frequently used        exclusive property and a service mark of
continue to be allowed to make               as a general measure of U.S. stock            Morgan Stanley Capital International
additional purchases.                        market performance.                           Inc. and Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND     o The unmanaged Lipper Large-Cap Growth       The fund files its complete schedule of
                                             Fund Index represents an average of the       portfolio holdings with the Securities
o International investing presents           performance of the 30 largest large-          and Exchange Commission ("SEC") for the
certain risks not associated with            capitalization growth funds tracked by        1st and 3rd quarters of each fiscal year
investing solely in the United States.       Lipper, Inc., an independent mutual fund      on Form N-Q. The fund's Form N-Q filings
These include risks relating to              performance monitor.                          are available on the SEC's Web site at
fluctuations in the value of the U.S.                                                      http://www.sec.gov. Copies of the fund's
dollar relative to the values of other       o The unmanaged MSCI World Index is a         Forms N-Q may be reviewed and copied at
currencies, the custody arrangements         group of global securities tracked by         the SEC's Public Reference Room at 450
made for the fund's foreign holdings,        Morgan Stanley Capital International.         Fifth Street, N.W., Washington, D.C.
differences in accounting, political                                                       20549-0102. You can obtain information
risks and the lesser degree of public        o The fund is not managed to track the        on the operation of the Public Reference
information required to be provided by       performance of any particular index,          Room, including information about
non-U.S. companies. The fund may invest      including the indexes defined here, and       duplicating fee charges, by calling
up to 25% of its assets in the               consequently, the performance of the          1-202-942-8090 or by electronic request
securities of non-U.S. issuers.              fund may deviate significantly from the       at the following e-mail address:
                                             performance of the indexes.                   publicinfo@sec.gov. The SEC file numbers
o The fund is nondiversified, which                                                        for the Fund are 811-08697 and
increases risks as well as potential         o A direct investment cannot be made in       333-47949. The Fund's most recent
rewards.                                     an index. Unless otherwise indicated,         portfolio holdings, as filed on Form
                                             index results include reinvested              N-Q, are also available at
o Leveraging and short-selling, along        dividends, and they do not reflect sales      AIMinvestments.com.
with other hedging strategies, present       charges. Performance of an index of
higher risks, but also offer greater         funds reflects fund expenses;                 A description of the policies and
potential rewards. Since stock prices        performance of a market index does not.       procedures that the fund uses to
can rise without limit, short sales are                                                    determine how to vote proxies relating
riskier because of unlimited exposure to                                                   to portfolio securities is available
loss until the position is covered. The                                                    without charge, upon request, from our
fund, which is not a complete investment                                                   Client Services department at
program, may not be appropriate for all                                                    800-959-4246 or on the AIM Web site,
investors.                                                                                 AIMinvestments.com. On the home page,
                                                                                           scroll down and click on AIM Funds Proxy
                                                                                           Policy. The information is also
                                                                                           available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.

                                                                                           Information regarding how the fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           6/30/04 is available at our Web site. Go
                                                                                           to AIMinvestments.com, access the About
                                                                                           Us tab, click on Required Notices and
                                                                                           then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the
                                                                                           drop-down menu.


=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    Dear Fellow Shareholder of The AIM Family of
                    Funds--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
[PHOTO OF           trustee who is not an officer of the fund's investment
MARK H.             advisor, serve as chairman of the funds' Board. In addition,
WILLIAMSON]         a similar provision was included in the terms of AIM
                    Advisors' recent settlements with certain regulators.
MARK H. WILLIAMSON  Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the fourteen independent trustees on the
                    AIM Funds' Board, as Chairman. His appointment became
[PHOTO OF           effective on October 4, 2004. Mr. Graham will remain on the
BRUCE L.            funds' Board, as will Mark Williamson, President and Chief
CROCKETT]           Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.
BRUCE L. CROCKETT
                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been
advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

   While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

AN IMPORTANT ANNOUNCEMENT ABOUT YOUR FUND'S MANAGEMENT

Charles Scavone, who joined AIM in 1996 and has been responsible for the fund since its inception, will retire from the company December 31, 2004. All of us at AIM appreciate Mr. Scavone's years of dedicated service to AIM Investments and to the fund's shareholders. He has played an important role in AIM's success, and we wish him the best in his future endeavors.

   The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/S/ ROBERT H. GRAHAM                       /S/ MARK H. WILLIAMSON
------------------------------------       --------------------------------
Robert H. Graham                           Mark H. Williamson
Chairman, AIM Investments                  CEO & President, AIM Investments
President & Vice Chairman, AIM Funds       Trustee, AIM Funds December 16, 2004

AIM Investments is a registered service mark of A I M Management Group Inc.
A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

ADVERSE MARKET CONDITIONS UNDERMINED         MARKET CONDITIONS                             the value of the stock, and thereby
FUND RESULTS                                                                               achieve capital growth for the fund.
                                             The U.S. economy showed signs of
AIM Opportunities III Fund's Class A         strength during the fiscal year ended            We saw a significant change in
shares returned 0.25% at net asset value     October 31, 2004. Economic news was           expectations in the economy in April and
for the fiscal year ended October 31,        generally positive, marked by expansion       May of 2004 in a very short time. In
2004. PERFORMANCE SHOWN AT NAV DOES NOT      of gross domestic product (GDP), the          June, as the Fed abruptly reversed its
INCLUDE FRONT-END SALES CHARGES, WHICH       broadest measure of overall economic          course and began tightening credit
WOULD HAVE REDUCED THE PERFORMANCE.          activity. While remaining positive, GDP       conditions, stocks that had been
Results for the fund's other share           growth tapered off somewhat from an           expected to perform well were revalued.
classes and for its benchmark indexes        annualized rate of 4.2% in the fourth         Historically, during periods when stocks
are shown in the table on page 3.            quarter of 2003 to a more modest 3.9% in      are reacting more to "big picture,"
                                             the third quarter of 2004.                    macro effects, such as rising oil prices
   The fund underperformed its peer                                                        and interest rates, terrorism and
group, as measured by the Lipper                Despite this slippage, corporate           pre-election uncertainty, it has been
Large-Cap Growth Fund Index, which           earnings remained strong. Bloomberg           difficult for us to find good
returned 2.63% for the period. The           reported that 80% of the companies in         short-selling opportunities. As a
fund's results also trailed the 9.41%        the S&P 500 Index that had reported           result, we carried a lower than usual
return of the S&P 500 Index, often cited     third-quarter earnings by the close of        level of short holdings during the
as a measure of U.S. stock market            the fiscal year either met or exceeded        period, and their net effect on fund
performance, in part because of the          expectations; just 20% missed                 performance was negative; but
fund's growth orientation; the S&P 500       expectations.                                 derivatives--especially option
Index also includes value stocks. In                                                       contracts--contributed significantly to
general, value stocks outperformed              Generally positive economic                net gains for the fiscal year.
growth stocks for the fiscal year.           developments prompted the U.S. Federal
                                             Reserve (the Fed) to raise its federal           As the annualized rate of economic
   Since the beginning of 2004, we           funds target rate from a decades-low          growth slowed over the fund's fiscal
continued to see the more economically       1.00%, where it stood at the beginning        year, the information technology sector
sensitive or more cyclical sectors           of the fiscal year, to 1.75% by the           faced slowing capital spending, and many
(energy, utilities and                       fiscal year's close.                          tech stock values sagged.
telecommunications services, which
typically are not considered growth          YOUR FUND                                     Consequently, our position in this
sectors) perform the best. On the other                                                    sector hurt fund performance. In
hand, technology and health care--our        We continued to use bottom-up selection       response, we focused on the companies in
classic growth sectors--were the             criteria, examining the fundamentals of       which we had the most confidence and
worst-performing sectors. As a result,       individual prospective holdings, rather       exited the rest. This action reduced the
the fund's focus on growth-oriented          than top-down considerations based on         fund's weighting in that sector and
stocks placed it at a disadvantage when      broad economic or sector trends. Using        decreased the number of holdings in the
compared with the S&P 500 Index for this     these criteria, we selected companies         fund.
fiscal year.                                 that we believed had the potential for
                                             above-average earnings growth that may           On the other hand, the energy sector
                                             increase                                      performed well for the fund during the
                                                                                           period, driven by the rising price of
                                                                                           oil and our favorable stock selections.

                                                                                              In the health care sector, large
                                                                                           pharmaceutical companies generally
                                                                                           detracted from fund

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 LONG POSITIONS*                        SHORT POSITIONS

By sector; long and short holdings
                                              1. Exxon Mobil Corp.               3.5%       1. Occidental Petroleum Corp.      1.1%
               [PIE CHART]
                                              2. General Electric Co.            3.0        2. Tidewater Inc.                  0.8
Health Care                        12.1%
                                              3. Citigroup Inc.                  2.9        3. Coors (Adolph) Co.-Class B      0.5
Money Market Funds Plus Other
Assets Less Liabilities            14.1%      4. Bear Stearns Cos. Inc. (The)    2.6        4. Network Appliance, Inc.         0.2

Consumer Staples                    8.4%      5. Procter & Gamble Co. (The)      2.1       TOTAL NET ASSETS         $126.7 MILLION
                                                                                           TOTAL NUMBER OF LONG HOLDINGS*       67
Energy                              6.0%      6. Wal-Mart Stores, Inc.           2.1       TOTAL NUMBER OF SHORT HOLDINGS*       4

Financials                         17.7%      7. Pfizer Inc.                     2.1

Information Technology             16.4%      8. Freddie Mac                     2.1

Consumer Discretionary             12.8%      9. Target Corp.                    2.0

Industrials                        12.5%     10. Wells Fargo & Co.               2.0

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

====================================================================================================================================

results. A high level of inventory in        does much business for the Department of                       BRANT H. DEMUTH
the distribution channel, along with         Defense, the Department of Homeland                            Brant H. DeMuth,
competition from generics, pressured         Security and other U.S. government                [DEMUTH      Chartered Financial
profitability.                               agencies. Its stock declined when major            PHOTO]      Analyst, is
                                             defense contractor Lockheed Martin                             co-manager of AIM
   Stocks that contributed to fund           backed out of plans to acquire the                             Opportunities III
returns during the period included the       company, citing Titan's inability to          Fund. He began his investment career in
following:                                   sort out some legal problems. The fund        1987 and joined AIM in 1996. Mr. DeMuth
                                             sold the stock short and profited from        received a B.S. in business
o Energy giant Exxon Mobil was a strong      the price drop.                               administration from Colorado State
contributor for the fund during the                                                        University and an M.B.A. in oil and
period. In addition to the industry-wide     IN CLOSING                                    gas finance from the University
rise in oil prices, Exxon benefited from                                                   of Denver.
an increase in production.                   The fund continued to pursue long-term
                                             growth of capital by holding equities of                       ROBERT C. LESLIE
o Gilead Sciences specializes in             large-capitalization companies. We also                        Robert C. Leslie,
biopharmaceuticals to combat                 continued to apply alternative                     [LESLIE     Chartered Financial
life-threatening infectious diseases.        strategies and techniques, such as short            PHOTO]     Analyst, is
Its best seller is HIV treatment drug        sales and derivatives, which are                               co-manager of AIM
Viread. In view of the firm's notable        designed to target risk-adjusted                               Opportunities III
one-year increase in sales, we sold our      returns.                                      Fund. He began his investment career in
Gilead position to take profits.                                                           1985 and joined AIM in 1998. Mr. Leslie
                                             THE VIEWS AND OPINIONS EXPRESSED IN           received a B.A. from Susquehanna
   Holdings that hampered fund               MANAGEMENT'S DISCUSSION OF FUND               University and an M.B.A. in finance from
performance included the following:          PERFORMANCE ARE THOSE OF A I M ADVISORS,      the University of Maryland.
                                             INC. THESE VIEWS AND OPINIONS ARE
o Computer chip maker Intel lowered its      SUBJECT TO CHANGE AT ANY TIME BASED ON
revenue forecast due to lower than           FACTORS SUCH AS MARKET AND ECONOMIC                            CHARLES C. SCAVONE
expected demand for its products.            CONDITIONS. THESE VIEWS AND OPINIONS MAY                       Mr. Scavone,
However, since it is the world's             NOT BE RELIED UPON AS INVESTMENT ADVICE            [SCAVONE    Chartered Financial
foremost semiconductor maker, we felt        OR RECOMMENDATIONS, OR AS AN OFFER FOR A            PHOTO]     Analyst, is
confident Intel would recover and we         PARTICULAR SECURITY. THE INFORMATION IS                        co-manager of AIM
retained a position in its stock.            NOT A COMPLETE ANALYSIS OF EVERY ASPECT                        Opportunities I Fund.
                                             OF ANY MARKET, COUNTRY, INDUSTRY,             he has been in the investment business
o Pharmaceutical giant Merck pulled its      SECURITY OR THE FUND. STATEMENTS OF FACT      since 1991 and joined AIM in 1996. Mr.
arthritis drug VIOXX--registered             ARE FROM SOURCES CONSIDERED RELIABLE,         Scavone received a B.B.A. from
trademark-- from the market after a          BUT A I M ADVISORS, INC. MAKES NO             Southeastern Louisiana University and an
study indicated it could increase            REPRESENTATION OR WARRANTY AS TO THEIR        M.B.A. from the University of Houston.
patients' chances of a heart attack or       COMPLETENESS OR ACCURACY. ALTHOUGH            Mr. Scavone will retire from AIM
stroke. Merck expects its 2004 earnings      HISTORICAL PERFORMANCE IS NO GUARANTEE        December 31, 2004.
to be negatively affected. However, we       OF FUTURE RESULTS, THESE INSIGHTS MAY
felt that the company's longer-term          HELP YOU UNDERSTAND OUR INVESTMENT            Assisted by the Opportunities Team
fundamentals remained solid and we           MANAGEMENT PHILOSOPHY.
retained a position in its stock.                                                          Effective November 30, 2004, after the
                                                   See important fund and index            close of the reporting period, the fund
   One of the top individual                      disclosures inside front cover.          changed its strategy and its management
contributors to fund performance was our                                                   team. While the fund's objective
short position in Titan, a technology                                                      continued to be long-term growth of
developer and systems integrator that                                                      capital, the fund's investment style
                                                                                           changed from growth to value. The
                                                                                           individual members of the team who are
                                                                                           primarily responsible for the management
                                                                                           of the fund's portfolio after that date
                                                                                           are Roger J. Mortimer (lead), Robert
                                                                                           Leslie and Glen Hilton.


=========================================  ===========================================              [RIGHT ARROW GRAPHIC]

TOP 10 INDUSTRIES*                           FUND VS. INDEXES                              FOR A PRESENTATION OF YOUR FUND'S
Long holdings only                                                                         LONG-TERM PERFORMANCE RECORD, PLEASE
                                             TOTAL RETURNS, 10/31/03-10/31/04,             TURN TO PAGE 5.
 1. Pharmaceuticals                 7.4%     EXCLUDING APPLICABLE SALES CHARGES. IF
                                             SALES CHARGES WERE INCLUDED, RETURNS
 2. Investment Banking & Brokerage  6.4      WOULD BE LOWER.

 3. Household Products              4.8      Class A Shares                      0.25%
                                             Class B Shares                     -0.51
 4. Aerospace & Defense             4.4      Class C Shares                     -0.51
                                             S&P 500 Index (Broad Market
 5. Integrated Oil & Gas            3.5      and Style-Specific Index)           9.41

 6. Communications Equipment        3.4      Lipper Large-Cap Growth Fund Index
                                             (Peer Group Index)                  2.63
 7. Thrifts & Mortgage Finance      3.3
                                             SOURCE: LIPPER, INC.
 8. Industrial Conglomerates        3.0    ===========================================

 9. Other Diversified
     Financial Services             2.9

10. Semiconductors                  2.9
=========================================





INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES       You may use the information in this           or expenses you paid for the period. You
                                             table, together with the amount you           may use this information to compare the
EXAMPLE                                      invested, to estimate the expenses that       ongoing costs of investing in the fund
                                             you paid over the period. Simply divide       and other funds. To do so, compare this
As a shareholder of the fund, you incur      your account value by $1,000 (for             5% hypothetical example with the 5%
two types of costs: (1) transaction          example, an $8,600 account value divided      hypothetical examples that appear in the
costs, which may include sales charges       by $1,000 = 8.6), then multiply the           shareholder reports of the other funds.
(loads) on purchase payments; contingent     result by the number in the table under
deferred sales charges on redemptions;       the heading entitled "Actual Expenses          Please note that the expenses shown in
and redemption fees, if any; and (2)         Paid During Period" to estimate the           the table are meant to highlight your
ongoing costs, including management          expenses you paid on your account during      ongoing costs only and do not reflect
fees; distribution and/or service fees       this period.                                  any transactional costs, such as sales
(12b-1); and other fund expenses. This                                                     charges (loads) on purchase payments,
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON           contingent deferred sales charges on
understand your ongoing costs (in            PURPOSES                                      redemptions, and redemption fees, if
dollars) of investing in the fund and to                                                   any. Therefore, the hypothetical
compare these costs with ongoing costs       The table below also provides                 information is useful in comparing
of investing in other mutual funds. The      information about hypothetical account        ongoing costs only, and will not help
example is based on an investment of         values and hypothetical expenses based        you determine the relative total costs
$1,000 invested at the beginning of the      on the fund's actual expense ratio and        of owning different funds. In addition,
period and held for the entire period,       an assumed rate of return of 5% per year      if these transactional costs were
May 1, 2004 - October 31, 2004.              before expenses, which is not the fund's      included, your costs would have been
                                             actual return. The hypothetical account       higher.
ACTUAL EXPENSES                              values and expenses may not be used to
                                             estimate the actual ending account
The table below provides information         balance
about actual account values and actual
expenses.


====================================================================================================================================
                                                          ACTUAL                                     HYPOTHETICAL
                                                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES             ENDING ACCOUNT               EXPENSES
                     VALUE                    VALUE              PAID DURING                VALUE                   PAID DURING
                   (5/01/04)              (10/31/04)(1)           PERIOD(2)               (10/31/04)                 PERIOD(2)
Class A            $1,000.00                 $993.80               $ 7.02                 $1,018.10                   $ 7.10
Class B             1,000.00                  989.90                10.25                  1,014.83                    10.38
Class C             1,000.00                  989.90                10.25                  1,014.83                    10.38

(1)The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to
October 31, 2004, was -0.62%, -1.01%, and -1.01% for Classes A, B, and C shares, respectively.

(2)Expenses are equal to the fund's annualized expense ratio (1.40%, 2.05%, and 2.05% for Class A, B, and C shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                               [ARROW
                                                                                               BUTTON     For More Information Visit
                                                                                               IMAGE]         AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   12/30/99-10/31/04; index data from 12/31/99.

 Your fund's total return includes                                           [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and             DATE                   AIM                LIPPER LARGE-CAP
management fees. Index results include                     OPPORTUNITIES III FUND        GROWTH FUND          S&P 500
reinvested dividends, but they do not                          CLASS A SHARES               INDEX              INDEX
reflect sales charges. Performance of an     12/30/99            $ 9450
index of funds reflects fund expenses        12/99                 9450                    $10000             $10000
and management fees; performance of a        1/00                  9800                      9599               9498
market index does not. Performance shown     2/00                 11670                     10103               9318
in the chart does not reflect deduction      3/00                 12095                     10813              10229
of taxes a shareholder would pay on fund     4/00                 11538                      9976               9921
distributions or sale of fund shares.        5/00                 10952                      9402               9718
Performance of the indexes does not          6/00                 12132                     10023               9957
reflect the effects of taxes.                7/00                 12397                      9820               9802
                                             8/00                 13654                     10670              10410
                                             9/00                 13427                      9856               9861
                                             1000                 12907                      9335               9819
                                             11/00                11632                      8082               9045
                                             12/00                12366                      8032               9090
                                             1/01                 12220                      8266               9412
                                             2/01                 11023                      6986               8554
                                             3/01                 10400                      6260               8013
                                             4/01                 10750                      6932               8635
                                             5/01                 10712                      6880               8693
                                             6/01                 10293                      6682               8481
                                             7/01                  9991                      6442               8398
                                             8/01                  9349                      5952               7873
                                             9/01                  8531                      5354               7237
                                             10/01                 8599                      5576               7375
                                             11/01                 9086                      6087               7941
                                             12/01                 9076                      6115               8010
                                             1/02                  8832                      5977               7893
                                             2/02                  8355                      5729               7741
                                             3/02                  8648                      5960               8032
                                             4/02                  8171                      5563               7546
                                             5/02                  8131                      5462               7490
                                             6/02                  7615                      5017               6957
                                             7/02                  7167                      4639               6415
                                             8/02                  7070                      4665               6457
                                             9/02                  6466                      4213               5756
                                             10/02                 6875                      4537               6262
                                             11/02                 7177                      4725               6630
                                             12/02                 6719                      4396               6241
                                             1/03                  6622                      4295               6077
                                             2/03                  6534                      4248               5986
                                             3/03                  6564                      4328               6044
                                             4/03                  7021                      4645               6542
                                             5/03                  7323                      4873               6886
                                             6/03                  7421                      4913               6974
                                             7/03                  7625                      5055               7097
                                             8/03                  7762                      5180               7235
                                             9/03                  7606                      5069               7159
                                             10/03                 7830                      5377               7563
                                             11/03                 7888                      5428               7630
                                             12/03                 8151                      5581               8030
                                             1/04                  8267                      5688               8177
                                             2/04                  8287                      5713               8291
                                             3/04                  8112                      5649               8166
                                             4/04                  7897                      5522               8038
                                             5/04                  7965                      5622               8148
                                             6/04                  8082                      5703               8306
                                             7/04                  7615                      5366               8031
                                             8/04                  7615                      5328               8063
                                             9/04                  7674                      5452               8151
                                             10/04               $ 7850                    $ 5518             $ 8275
                                                                                                 Source: Lipper, Inc.

                                             AVERAGE ANNUAL TOTAL RETURNS                  The performance data quoted represent
                                             As of 10/31/04, including applicable          past performance and cannot guarantee
                                             sales charges                                 comparable future results; current
                                                                                           performance may be lower or higher.
                                                                                           Please visit AIMinvestments.com for the
                                             CLASS A SHARES                                most recent month-end performance.
                                             Inception (12/30/99)              -4.88%      Performance figures reflect reinvested
                                             1 Year                            -5.29       distributions, changes in net asset
                                                                                           value and the effect of the maximum
                                             CLASS B SHARES                                sales charge unless otherwise stated.
                                             Inception (3/31/00)              -10.05%      Investment return and principal value
                                             1 Year                            -5.48       will fluctuate so that you may have a
                                                                                           gain or loss when you sell shares.
                                             CLASS C SHARES
                                             Inception (3/31/00)               -9.66%       Class A share performance reflects the
                                             1 Year                            -1.51       maximum 5.50% sales charge, and Class B
                                                                                           and Class C share performance reflects
                                             In addition to returns as of the close        the applicable contingent deferred sales
                                             of the fiscal year, industry regulations      charge (CDSC) for the period involved.
                                             require us to provide average annual          The CDSC on Class B shares declines from
                                             total returns as of 9/30/04, the most         5% beginning at the time of purchase to
                                             recent calendar quarter-end.                  0% at the beginning of the seventh year.
                                                                                           The CDSC on Class C shares is 1% for the
                                             AVERAGE ANNUAL TOTAL RETURNS                  first year after purchase.
                                             As of 9/30/04, most recent calendar            The performance of the fund's share
                                             quarter-end, including applicable sales       classes will differ due to different
                                             charges                                       sales charge structures and class
                                                                                           expenses.
                                             CLASS A SHARES
                                             Inception (12/30/99)              -5.42%
                                             1 Year                            -4.60

                                             CLASS B SHARES
                                             Inception (3/31/00)              -10.64%
                                             1 Year                            -4.74
                                             CLASS C SHARES
                                             Inception (3/31/00)              -10.25%
                                             1 Year                            -0.74

====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-88.59%

AEROSPACE & DEFENSE-4.39%

General Dynamics Corp.                            10,000   $  1,021,200
-----------------------------------------------------------------------
Rockwell Collins, Inc.                            20,000        709,400
-----------------------------------------------------------------------
Rolls-Royce Group PLC (United Kingdom)(a)(b)     415,000      1,980,743
-----------------------------------------------------------------------
United Technologies Corp.                         20,000      1,856,400
=======================================================================
                                                              5,567,743
=======================================================================

AIR FREIGHT & LOGISTICS-1.25%

United Parcel Service, Inc.-Class B               20,000      1,583,600
=======================================================================

APPAREL RETAIL-1.04%

Ross Stores, Inc.                                 50,000      1,313,500
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.25%

Legg Mason, Inc.                                  24,750      1,576,822
=======================================================================

AUTO PARTS & EQUIPMENT-0.45%

American Axle & Manufacturing Holdings, Inc.      20,000        574,000
=======================================================================

BIOTECHNOLOGY-0.79%

Amgen Inc.(b)                                     17,500        994,000
=======================================================================

BROADCASTING & CABLE TV-2.13%

Clear Channel Communications, Inc.                30,000      1,002,000
-----------------------------------------------------------------------
Univision Communications Inc.-Class A(b)          54,700      1,693,512
=======================================================================
                                                              2,695,512
=======================================================================

COMMUNICATIONS EQUIPMENT-3.37%

Avaya Inc.(b)                                    100,000      1,440,000
-----------------------------------------------------------------------
Cisco Systems, Inc.(b)                            40,000        768,400
-----------------------------------------------------------------------
Comverse Technology, Inc.(b)                     100,000      2,064,000
=======================================================================
                                                              4,272,400
=======================================================================

COMPUTER & ELECTRONICS RETAIL-1.40%

Best Buy Co., Inc.                                30,000      1,776,600
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.94%

Deere & Co.                                       20,000      1,195,600
=======================================================================

CONSUMER FINANCE-1.16%

Capital One Financial Corp.                       20,000      1,475,200
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.71%

First Data Corp.                                  35,000      1,444,800
-----------------------------------------------------------------------
SunGard Data Systems Inc.(b)                      75,000      1,986,750
=======================================================================
                                                              3,431,550
=======================================================================

DEPARTMENT STORES-1.20%

Kohl's Corp.(b)                                   30,000      1,522,800
=======================================================================

DIVERSIFIED BANKS-1.95%

Wells Fargo & Co.                                 41,400      2,472,408
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


ELECTRONIC EQUIPMENT MANUFACTURERS-2.54%

Agilent Technologies, Inc.(b)                     55,000   $  1,378,300
-----------------------------------------------------------------------
Symbol Technologies, Inc.                        125,000      1,836,250
=======================================================================
                                                              3,214,550
=======================================================================

GENERAL MERCHANDISE STORES-1.97%

Target Corp.                                      50,000      2,501,000
=======================================================================

HEALTH CARE EQUIPMENT-2.74%

Boston Scientific Corp.(b)                        35,000      1,235,500
-----------------------------------------------------------------------
Guidant Corp.                                     15,000        999,300
-----------------------------------------------------------------------
Medtronic, Inc.                                   24,300      1,241,973
=======================================================================
                                                              3,476,773
=======================================================================

HEALTH CARE SERVICES-1.20%

Medco Health Solutions, Inc.(b)                   45,000      1,525,950
=======================================================================

HOME IMPROVEMENT RETAIL-1.71%

Home Depot, Inc. (The)                            52,600      2,160,808
=======================================================================

HOUSEHOLD PRODUCTS-4.84%

Clorox Co. (The)(c)                               22,000      1,201,200
-----------------------------------------------------------------------
Colgate-Palmolive Co.                             50,000      2,231,000
-----------------------------------------------------------------------
Procter & Gamble Co. (The)                        52,800      2,702,304
=======================================================================
                                                              6,134,504
=======================================================================

HYPERMARKETS & SUPER CENTERS-2.13%

Wal-Mart Stores, Inc.                             50,000      2,696,000
=======================================================================

INDUSTRIAL CONGLOMERATES-3.03%

General Electric Co.                             112,600      3,841,912
=======================================================================

INTEGRATED OIL & GAS-3.50%

Exxon Mobil Corp.                                 90,000      4,429,800
=======================================================================

INTERNET SOFTWARE & SERVICES-1.27%

VeriSign, Inc.(b)                                 60,000      1,609,800
=======================================================================

INVESTMENT BANKING & BROKERAGE-6.39%

Bear Stearns Cos. Inc. (The)                      35,000      3,316,250
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     19,500      1,601,925
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         20,000      1,078,800
-----------------------------------------------------------------------
Morgan Stanley                                    22,000      1,123,980
-----------------------------------------------------------------------
Raymond James Financial, Inc.                     37,500        978,750
=======================================================================
                                                              8,099,705
=======================================================================

LIFE & HEALTH INSURANCE-0.76%

AFLAC Inc.                                        26,900        965,172
=======================================================================

OIL & GAS DRILLING-2.80%

Nabors Industries, Ltd. (Bermuda)(b)              30,000      1,473,600
-----------------------------------------------------------------------
Rowan Cos., Inc.(b)                               40,000      1,021,200
-----------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(b)               30,000      1,057,500
=======================================================================
                                                              3,552,300
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-1.21%

BJ Services Co.                                   30,000   $  1,530,000
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.45%

Spinnaker Exploration Co.(b)                      18,000        574,560
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.91%

Citigroup Inc.                                    83,200      3,691,584
=======================================================================

PHARMACEUTICALS-7.41%

Allergan, Inc.                                    20,000      1,431,200
-----------------------------------------------------------------------
Barr Pharmaceuticals Inc.(b)                      42,000      1,581,300
-----------------------------------------------------------------------
Merck & Co. Inc.                                  68,600      2,147,866
-----------------------------------------------------------------------
Pfizer Inc.                                       90,000      2,605,500
-----------------------------------------------------------------------
Teva Pharmaceuticals Industries Ltd.-ADR
  (Israel)                                        50,000      1,300,000
-----------------------------------------------------------------------
Valeant Pharmaceuticals International             13,300        319,200
=======================================================================
                                                              9,385,066
=======================================================================

PUBLISHING-1.15%

Gannett Co., Inc.                                 17,500      1,451,625
=======================================================================

RAILROADS-2.86%

Canadian National Railway Co. (Canada)            26,250      1,418,813
-----------------------------------------------------------------------
Norfolk Southern Corp.                            65,000      2,206,750
=======================================================================
                                                              3,625,563
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.13%

KLA-Tencor Corp.(b)                               25,000      1,138,250
-----------------------------------------------------------------------
Novellus Systems, Inc.(b)                         60,000      1,554,600
=======================================================================
                                                              2,692,850
=======================================================================

SEMICONDUCTORS-2.91%

Analog Devices, Inc.                              20,000        805,200
-----------------------------------------------------------------------
Intel Corp.                                      100,000      2,226,000
-----------------------------------------------------------------------
Intersil Corp.-Class A                            40,000        652,800
=======================================================================
                                                              3,684,000
=======================================================================

SOFT DRINKS-1.94%

Coca-Cola Co. (The)                               22,000        894,520
-----------------------------------------------------------------------
PepsiCo, Inc.                                     31,600      1,566,728
=======================================================================
                                                              2,461,248
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


SPECIALTY STORES-1.78%

Bed Bath & Beyond Inc.(b)                         22,500   $    917,775
-----------------------------------------------------------------------
Williams-Sonoma, Inc.(b)                          35,000      1,335,950
=======================================================================
                                                              2,253,725
=======================================================================

SYSTEMS SOFTWARE-1.66%

Microsoft Corp.                                   75,000      2,099,250
=======================================================================

THRIFTS & MORTGAGE FINANCE-3.27%

Freddie Mac(c)                                    39,000      2,597,400
-----------------------------------------------------------------------
MGIC Investment Corp.                             24,000      1,543,440
=======================================================================
                                                              4,140,840
=======================================================================
    Common Stocks & Other Equity Interests (Cost
      $99,316,682)                                          112,250,320
=======================================================================

MONEY MARKET FUNDS-9.04%

Liquid Assets Portfolio-Institutional
  Class(d)                                     5,724,049      5,724,049
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    5,724,049      5,724,049
=======================================================================
    Total Money Market Funds (Cost
      $11,448,098)                                           11,448,098
=======================================================================
TOTAL INVESTMENTS-97.63% (Cost $110,764,780)                123,698,418
=======================================================================
OTHER ASSETS LESS LIABILITIES-2.37%                           3,007,144
=======================================================================
NET ASSETS-100.00%                                          126,705,562
=======================================================================


                                               SHARES
                                                SOLD
                                               SHORT
SECURITIES SOLD SHORT-2.68%(E)

COMMON STOCKS-2.68%

BREWERS-0.53%

Coors (Adolph) Co.-Class B                     10,000      667,000
==================================================================

COMPUTER STORAGE & PERIPHERALS-0.21%

Network Appliance, Inc.                        10,700      261,829
==================================================================

INTEGRATED OIL & GAS-1.10%

Occidental Petroleum Corp.                     25,000    1,395,750
==================================================================

OIL & GAS EQUIPMENT & SERVICES-0.84%

Tidewater Inc.                                 34,600    1,070,178
==================================================================
    Total Common Stock Securities Sold Short
      (Total Proceeds $3,096,429)                       $3,394,757
__________________________________________________________________
==================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at October 31, 2004, represented 1.60% of the Fund's Total Investments. See Note 1A.
(b) Non-income producing security.
(c) A portion of this security is subject to call options written. See Note 1I and Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Collateral on short sales was segregated by the Fund in the amount of $5,662,820, which represents 166.81% of the market value of securities sold short.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $99,316,682)                                 $ 112,250,320
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $11,448,098)                              11,448,098
============================================================
    Total investments (cost $110,764,780)        123,698,418
============================================================
Receivables for:
  Deposits with brokers for securities sold
    short                                          4,734,287
------------------------------------------------------------
  Investments sold                                 2,257,429
------------------------------------------------------------
  Fund shares sold                                    13,735
------------------------------------------------------------
  Dividends and interest                             117,461
------------------------------------------------------------
  Short stock rebates                                  5,851
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                30,009
------------------------------------------------------------
Other assets                                          11,196
============================================================
    Total assets                                 130,868,386
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             579,472
------------------------------------------------------------
  Options written, at market value (premiums
    received $26,649)                                 17,570
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  36,916
------------------------------------------------------------
Securities sold short, at market value
  (proceeds $3,096,429)                            3,394,757
------------------------------------------------------------
Accrued distribution fees                             76,961
------------------------------------------------------------
Accrued trustees' fees                                 1,197
------------------------------------------------------------
Accrued transfer agent fees                           17,978
------------------------------------------------------------
Accrued operating expenses                            37,973
============================================================
    Total liabilities                              4,162,824
============================================================
Net assets applicable to shares outstanding    $ 126,705,562
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 401,263,167
------------------------------------------------------------
Undistributed net investment income (loss)           (31,909)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  futures contracts, option contracts and
  securities sold short                         (287,170,760)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, futures
  contracts, option contracts and securities
  sold short                                      12,645,064
============================================================
                                               $ 126,705,562
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $  54,788,241
____________________________________________________________
============================================================
Class B                                        $  54,796,736
____________________________________________________________
============================================================
Class C                                        $  17,120,585
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                            6,801,164
____________________________________________________________
============================================================
Class B                                            7,021,558
____________________________________________________________
============================================================
Class C                                            2,194,279
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        8.06
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.06 divided by
      94.50%)                                  $        8.53
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $        7.80
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $        7.80
____________________________________________________________
============================================================


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $7,547)          $ 1,759,806
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       78,156
-------------------------------------------------------------------------
Interest                                                           18,280
-------------------------------------------------------------------------
Short stock rebates                                                71,885
=========================================================================
    Total investment income                                     1,928,127
=========================================================================

EXPENSES:

Advisory fees                                                     790,522
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     35,824
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         245,760
-------------------------------------------------------------------------
  Class B                                                         669,217
-------------------------------------------------------------------------
  Class C                                                         218,651
-------------------------------------------------------------------------
Interest and line of credit                                       299,251
-------------------------------------------------------------------------
Transfer agent fees                                               414,934
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             15,047
-------------------------------------------------------------------------
Dividends on short sales                                           59,573
-------------------------------------------------------------------------
Other                                                             230,522
=========================================================================
    Total expenses                                              3,029,301
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (36,961)
=========================================================================
    Net expenses                                                2,992,340
=========================================================================
Net investment income (loss)                                   (1,064,213)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS, OPTION
  CONTRACTS AND SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                                         7,467,734
-------------------------------------------------------------------------
  Foreign currencies                                                7,238
-------------------------------------------------------------------------
  Futures contracts                                               795,909
-------------------------------------------------------------------------
  Option contracts written                                        762,718
-------------------------------------------------------------------------
  Securities sold short                                          (821,567)
=========================================================================
                                                                8,212,032
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (6,741,711)
-------------------------------------------------------------------------
  Foreign currencies                                                  676
-------------------------------------------------------------------------
  Futures contracts                                               (77,735)
-------------------------------------------------------------------------
  Option contracts written                                         84,497
-------------------------------------------------------------------------
  Securities sold short                                           (20,079)
=========================================================================
                                                               (6,754,352)
=========================================================================
Net gain from investment securities, foreign currencies,
  futures contracts, option contracts and securities sold
  short                                                         1,457,680
=========================================================================
Net increase in net assets resulting from operations          $   393,467
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                        2004            2003
--------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                      $ (1,064,213)   $ (2,205,484)
--------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities, foreign currencies, futures
    contracts, option contracts and securities
    sold short                                         8,212,032      (8,142,133)
--------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities,
    foreign currencies, futures contracts, option
    contracts and securities sold short               (6,754,352)     32,535,883
================================================================================
    Net increase in net assets resulting from
     operations                                          393,467      22,188,266
================================================================================
Share transactions-net:
  Class A                                            (24,073,386)    (21,211,606)
--------------------------------------------------------------------------------
  Class B                                            (16,058,824)    (15,744,252)
--------------------------------------------------------------------------------
  Class C                                             (6,959,632)     (9,396,783)
================================================================================
    Net increase (decrease) in net assets
     resulting from share transactions               (47,091,842)    (46,352,641)
================================================================================
    Net increase (decrease) in net assets            (46,698,375)    (24,164,375)
================================================================================

NET ASSETS:

  Beginning of year                                  173,403,937     197,568,312
================================================================================
  End of year (including undistributed net
    investment income (loss) of $(31,909) and
    $(26,276), respectively)                        $126,705,562    $173,403,937
________________________________________________________________________________
================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities III Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the

     Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

J. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P 500 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P 500 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $1,139.

For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $33,387 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $414,934. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $245,760, $669,217 and $218,651, respectively.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $5,510 in front-end sales commissions from the sale of Class A shares and $0, $1,017 and $336 from Class A, Class B shares and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,191,881       $ 50,891,600      $(49,359,432)         $   --         $ 5,724,049      $39,255       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,191,881         50,891,600       (49,359,432)             --           5,724,049       38,901           --
==================================================================================================================================
  Total           $8,383,762       $101,783,200      $(98,718,864)         $   --         $11,448,098      $78,156       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $1,367,800 and $4,812,546, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $2,435 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2,435.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended October 31, 2004, the Fund paid legal fees of $4,858 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund may borrow up to the lessor of (i) $240,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended October 31, 2004, the fund had average borrowings for the number of days the borrowings were outstanding in the amount of $19,698,795 with a weighted average interest rate of 1.82% and interest expense of $243,781.

Effective November 1, 2004, the Fund entered into a new agreement whereby the Fund may borrow up to the lesser of (i) $225,000,000, or (ii) the limits set by its prospectus for borrowings and the funds that are parties to the line of credit will be charged a commitment fee of 0.09% on the unused balance of the committed line.

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended October 31, 2004.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                                         TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS       PUT OPTION CONTRACTS
                                                              ------------------------    ----------------------
                                                              NUMBER OF     PREMIUMS      NUMBER OF    PREMIUMS
                                                              CONTRACTS     RECEIVED      CONTRACTS    RECEIVED
----------------------------------------------------------------------------------------------------------------
Beginning of year                                               2,463      $  300,549          --      $      --
----------------------------------------------------------------------------------------------------------------
Written                                                        15,066       1,650,667       4,005        220,512
----------------------------------------------------------------------------------------------------------------
Closed                                                         (8,731)     (1,282,034)     (2,975)      (148,105)
----------------------------------------------------------------------------------------------------------------
Exercised                                                      (3,044)       (309,723)     (1,030)       (72,407)
----------------------------------------------------------------------------------------------------------------
Expired                                                        (5,508)       (332,810)         --             --
================================================================================================================
End of year                                                       246      $   26,649          --      $      --
________________________________________________________________________________________________________________
================================================================================================================

                                    OPEN CALL OPTIONS WRITTEN AT PERIOD END
----------------------------------------------------------------------------------------------------------------
                                                                                     OCTOBER 1,
                                                                                        2004
                                      CONTRACT    STRIKE    NUMBER OF    PREMIUMS      MARKET        UNREALIZED
                                       MONTH      PRICE     CONTRACTS    RECEIVED       VALUE       APPRECIATION
----------------------------------------------------------------------------------------------------------------
Clorox Co. (The)                       Nov-04     $55.0        220       $24,426       $17,050         $7,376
----------------------------------------------------------------------------------------------------------------
Freddie Mac                            Nov-04      70.0         26         2,223           520          1,703
================================================================================================================
Total outstanding options written                              246       $26,649       $17,570         $9,079
________________________________________________________________________________________________________________
================================================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                          $  10,164,065
-----------------------------------------------------------------------------
Temporary book/tax differences                                        (31,909)
-----------------------------------------------------------------------------
Capital loss carryforward                                        (284,689,761)
-----------------------------------------------------------------------------
Shares of beneficial interest                                     401,263,167
=============================================================================
Total net assets                                                $ 126,705,562
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the deferral of losses on straddles. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $675 and appreciation on option contracts of $9,079.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2004 to utilizing $279,652,604 of capital loss carryforward in the fiscal year ended October 31, 2005.

    The Fund utilized $8,567,548 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $179,286,150
-----------------------------------------------------------------------------
October 31, 2010                                                  91,348,699
-----------------------------------------------------------------------------
October 31, 2011                                                  14,054,912
=============================================================================
Total capital loss carryforward                                 $284,689,761
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Advantage Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $140,234,303 and $215,512,881, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                                            $14,668,954
-------------------------------------------------------------------------------
  Securities sold short                                                 17,902
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                                             (4,216,315)
-------------------------------------------------------------------------------
  Securities sold short                                               (316,230)
===============================================================================
Net unrealized appreciation of investment securities               $10,154,311
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $113,245,779.
Securities sold short have the same costs for tax and financial statement purposes.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of a net operating losses and foreign currency transactions, on October 31, 2004, undistributed net investment income (loss) was increased by $1,060,630, undistributed net realized gain (loss) was increased by certain payments received on securities sold short and capital loss limitations $37,103,817 and shares of beneficial interest decreased by $38,164,447. Further, as result of tax deferrals acquired in the reorganization of INVESCO Advantage Fund into the Fund, undistributed net income was decreased by $2,050, undistributed net realized gain (loss) was decreased by $43,304,976 and shares of beneficial interest increased by $43,307,026. These reclassifications had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        501,197    $  4,153,216     1,071,035    $  7,833,471
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        186,041       1,484,901       693,006       4,950,673
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        110,586         883,122       151,992       1,085,912
======================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                        530,892       4,270,935            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        740,509       5,801,027            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        311,873       2,444,143            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        163,800       1,352,401       125,000         919,786
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (168,500)     (1,352,401)     (127,822)       (919,786)
======================================================================================================================
Reacquired:
  Class A                                                     (4,145,780)    (33,849,938)   (4,084,004)    (29,964,863)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,775,151)    (21,992,351)   (2,773,275)    (19,775,139)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,295,910)    (10,286,897)   (1,477,213)    (10,482,695)
======================================================================================================================
                                                              (5,840,443)   $(47,091,842)   (6,421,281)   $(46,352,641)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 13% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and or AIM affiliates may make payments to this entity, which is considered to be related, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
(b) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Advantage Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Advantage Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 1,583,274 shares of the Fund for 2,180,862 shares of INVESCO Advantage Fund outstanding as of the close of business on October 31, 2003. INVESCO Advantage Fund's net assets at that date of $12,516,105, including $2,028,124 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $173,469,765.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                    ---------------------------------------------------------------------------------------------
                                                                                                                DECEMBER 30, 1999
                                                                                             THREE MONTHS       (DATE OPERATIONS
                                                  YEAR ENDED OCTOBER 31,                        ENDED             COMMENCED) TO
                                    --------------------------------------------------       OCTOBER 31,            JULY 31,
                                     2004          2003          2002           2001             2000                 2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                            $  8.04       $  7.06       $  8.83       $  13.60         $  13.12             $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)        (0.03)(a)     (0.06)(a)     (0.02)(a)(b)    (0.03)(a)        0.00(a)             (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)     0.05          1.04         (1.75)         (4.37)            0.48                 3.13
=================================================================================================================================
    Total from investment
      operations                       0.02          0.98         (1.77)         (4.40)            0.48                 3.12
=================================================================================================================================
Less distributions from net
  realized gains                         --            --            --          (0.37)              --                   --
=================================================================================================================================
Net asset value, end of period      $  8.06       $  8.04       $  7.06       $   8.83         $  13.60             $  13.12
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                        0.25%        13.88%       (20.05)%       (33.10)%           3.66%               31.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                          $54,788       $78,440       $89,218       $171,324         $373,614             $138,205
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense and dividends on short
  sales expense):
  With fee waivers and/or expense
    reimbursements                     1.52%(d)      2.21%         1.26%          2.16%            2.07%(e)             2.41%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements             1.54%(d)      2.21%         1.36%          2.26%            2.10%(e)             2.49%(e)
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense and dividends on short
  sales expense):
  With fee waivers and/or expense
    reimbursements                     1.29%(d)      1.95%         1.11%          2.12%            2.03%(e)             2.34%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements             1.31%(d)      1.95%         1.21%          2.22%            2.06%(e)             2.42%(e)
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets        (0.31)%(d)    (0.87)%       (0.19)%(b)     (0.30)%           0.04%(e)            (0.20)%(e)
=================================================================================================================================
Ratio of interest expense and
  dividends on short sales expense
  to average net assets(f)             0.23%(d)      0.26%         0.15%          0.04%            0.04%(e)             0.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)               87%          215%          195%           269%              38%                 125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income (loss) per share would have been $(0.01) and the ratio of net investment income (loss) to average net assets would have been (0.17)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $70,217,065.
(e)  Annualized.
(f) Ratio includes interest expense and fees on the committed line of credit.
(g)  Not annualized for periods less than one year.

                                                                                CLASS B
                                        ----------------------------------------------------------------------------------------
                                                                                                                  MARCH 31, 2000
                                                                                                 THREE MONTHS      (DATE SALES
                                                      YEAR ENDED OCTOBER 31,                        ENDED         COMMENCED) TO
                                        ---------------------------------------------------      OCTOBER 31,         JULY 31,
                                         2004           2003          2002           2001            2000              2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $  7.84        $  6.93       $  8.74       $  13.55        $  13.10          $  12.81
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.08)(a)      (0.11)(a)     (0.08)(a)(b)    (0.12)(a)      (0.02)(a)         (0.02)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         0.04           1.02         (1.73)         (4.32)           0.47              0.31
================================================================================================================================
    Total from investment operations      (0.04)          0.91         (1.81)         (4.44)           0.45              0.29
================================================================================================================================
Less distributions from net realized
  gains                                      --             --            --          (0.37)             --                --
================================================================================================================================
Net asset value, end of period          $  7.80        $  7.84       $  6.93       $   8.74        $  13.55          $  13.10
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                           (0.51)%        13.13%       (20.71)%       (33.53)%          3.44%             2.26%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $54,797        $70,905       $77,920       $143,331        $282,120          $102,795
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net
  assets (including interest expense
  and dividends on short sales
  expense)                                 2.17%(d)(e)    2.86%         2.01%          2.92%           2.77%(f)          3.10%(e)(f)
================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest expense
  and dividends on short sales
  expense)                                 1.94%(d)(g)    2.60%         1.86%          2.88%           2.73%(f)          3.03%(f)(g)
================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                   (0.96)%(d)     (1.52)%       (0.94)%(b)     (1.06)%         (0.66)%(f)        (0.89)%(f)
================================================================================================================================
Ratio of interest expense and
  dividends on short sales expense to
  average net assets(h)                    0.23%(d)       0.26%         0.15%          0.04%           0.04%(f)          0.07%(f)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(i)                   87%           215%          195%           269%             38%              125%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income (loss) to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $66,921,710.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements including interest expense and dividends on short sales expense. was 2.19% and 3.18% (annualized), for the year ended October 31, 2004 and the four months ended July 31, 2000, respectively.
(f)  Annualized.
(g) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements and excluding interest expense and dividends on short sales expense was 1.96% and 3.11% (annualized), for the year ended October 31, 2004 and the four months ended July 31, 2000, respectively.
(h) Ratio includes interest expense and fees on the committed line of credit.
(i)  Not annualized for periods less than one year.

                                                                             CLASS C
                                 ------------------------------------------------------------------------------------------------
                                                                                                                   MARCH 31, 2000
                                                                                              THREE MONTHS          (DATE SALES
                                               YEAR ENDED OCTOBER 31,                            ENDED             COMMENCED) TO
                                 --------------------------------------------------           OCTOBER 31,             JULY 31,
                                  2004            2003       2002            2001                 2000                  2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $  7.84         $  6.93    $  8.73         $ 13.55             $  13.09              $ 12.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)     (0.08)(a)       (0.11)(a)   (0.08)(a)(b)   (0.12)(a)            (0.02)(a)            (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 0.04            1.02      (1.72)          (4.33)                0.48                 0.30
=================================================================================================================================
    Total from investment
      operations                   (0.04)           0.91      (1.80)          (4.45)                0.46                 0.28
=================================================================================================================================
Less distributions from net
  realized gains                      --              --         --           (0.37)                  --                   --
=================================================================================================================================
Net asset value, end of period   $  7.80         $  7.84    $  6.93         $  8.73             $  13.55              $ 13.09
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                    (0.51)%         13.13%    (20.62)%        (33.60)%               3.51%                2.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                       $17,121         $24,060    $30,430         $59,675             $111,084              $34,972
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets (including
  interest expense and
  dividends on short sales
  expense)                          2.17%(d)(e)     2.86%      2.01%           2.92%                2.77%(f)             3.10%(e)(f)
=================================================================================================================================
Ratio of expenses to average
  net assets (excluding
  interest expense and
  dividends on short sales
  expense)                          1.94%(d)(g)     2.60%      1.86%           2.88%                2.73%(f)             3.03%(f)(g)
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets     (0.96)%(d)      (1.52)%    (0.94)%(b)      (1.06)%              (0.66)%(f)           (0.89)%(f)
=================================================================================================================================
Ratio of interest expense and
  dividends on short sales
  expense to average net
  assets(h)                         0.23%(d)        0.26%      0.15%           0.04%                0.04%(f)             0.07%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(i)            87%            215%       195%            269%                  38%                 125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income (loss) to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $21,865,137.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements including interest expense and dividends on short sales expense was 2.19% and 3.18% (annualized), for the year ended October 31, 2004 and the four months ended July 31, 2000, respectively.
(f)  Annualized.
(g) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements and excluding interest expense and dividends on short sales expense. was 1.96% and 3.11% (annualized), for the year ended October 31, 2004 and the four months ended July 31, 2000, respectively.
(h) Ratio includes interest expense and fees on the committed line of credit.
(i)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

    As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

    In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

    The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

    Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

    In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

    On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

    As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

    At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Opportunities III Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities III Fund (a portfolio of AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities III Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1998             Director and Chairman, A I M Management Group Inc.   None
  Trustee and President                             (financial services holding company); Director and
                                                    Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett(3) -- 1944     1998             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee and Chair                                 (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1998             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                                  HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1998               Partner, law firm of Kramer Levin Naftalis and       Cortland Trust, Inc.
  Trustee                                             Frankel LLP                                          (registered investment
                                                                                                           company)
---------------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          2003               Chairman, Lawsuit Resolution Services (California)   General Chemical
  Trustee                                                                                                  Group, Inc.
                                                      Formerly: Associate Justice of the California
                                                      Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       1998               Formerly: Chief Executive Officer, YWCA of the USA   None
  Trustee
---------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         1998               Partner, law firm of Pennock & Cooper                None
  Trustee
---------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          2001               Retired                                              None
  Trustee
---------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           1998               Executive Vice President, Development and            None
  Trustee                                             Operations, Hines Interests Limited Partnership
                                                      (real estate development company)
---------------------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               2003               Retired                                              None
  Trustee
---------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959      2004               Senior Vice President, A I M Management Group Inc.   N/A
  Senior Vice President and                           (financial services holding company); Senior Vice
  Chief Compliance Officer                            President and Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital Management, Inc.
                                                      and A I M Distributors, Inc.; and Vice President,
                                                      AIM Investment Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and Compliance
                                                      Director, Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          2003               Director, Senior Vice President, Secretary and       N/A
  Senior Vice President,                              General Counsel, A I M Management Group Inc.
  Secretary and Chief Legal                           (financial services holding company) and A I M
  Officer                                             Advisors, Inc.; Director and Vice President,
                                                      INVESCO Distributors, Inc.; Vice President, A I M
                                                      Capital Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President and
                                                      General Counsel, Fund Management Company and
                                                      Senior Vice President, A I M Distributors, Inc.
                                                      Formerly: Senior Vice President and General
                                                      Counsel, Liberty Financial Companies, Inc.; Senior
                                                      Vice President and General Counsel, Liberty Funds
                                                      Group, LLC and Vice President, A I M Distributors,
                                                      Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           2002               Managing Director and Director of Money Market       N/A
  Vice President                                      Research and Special Projects, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        2004               Vice President and Fund Treasurer, A I M Advisors,   N/A
  Vice President and Treasurer                        Inc.
                                                      Formerly: Senior Vice President, AIM Investment
                                                      Services, Inc.; and Vice President, A I M
                                                      Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        2004               Director of Cash Management, Managing Director and   N/A
  Vice President                                      Chief Cash Management Officer, A I M Capital
                                                      Management, Inc; Director and President, Fund
                                                      Management Company; and Vice President, A I M
                                                      Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          1999               Executive Vice President, A I M Management Group,    N/A
  Vice President                                      Inc.; Senior Vice President, A I M Advisors, Inc.,
                                                      and President, Director of Investments, Chief
                                                      Executive Officer and Chief Investment Officer,
                                                      A I M Capital Management, Inc.
                                                      Formerly: Director of A I M Advisors, Inc. and
                                                      A I M Management Group Inc., A I M Advisors, Inc.;
                                                      and Director and Chairman, A IM Capital
                                                      Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR           AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,   Ernst & Young LLP
Suite 100               11 Greenway Plaza        Inc.                  5 Houston Center
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza     1401 McKinney
                        Houston, TX 77046-1173   Suite 100             Suite 1200
                                                 Houston, TX           Houston, Texas
                                                 77046-1173            77010-4035
COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT        CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment        State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.        and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739         225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX           Boston, MA
Philadelphia, PA 19103-7599                      77210-4739            02110-2801

            DOMESTIC EQUITY                         INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                                                                      AIM High Yield Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(5)
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Core Stock Fund(1)                       AIM Global Value Fund                        AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Emerging Growth Fund(7)    AIM Total Return Bond Fund
AIM Dynamics Fund(1)                         AIM International Growth Fund                Premier U.S. Government Money Portfolio(1)
AIM Emerging Growth Fund                     AIM Trimark Fund
AIM Large Cap Basic Value Fund                                                            TAX-FREE
AIM Large Cap Growth Fund                                 SECTOR EQUITY
AIM Libra Fund                                                                            AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund(1)                    AIM Global Health Care Fund
AIM Opportunities I Fund                     AIM Gold & Precious Metals Fund(1)                   AIM ALLOCATION SOLUTIONS
AIM Opportunities II Fund                    AIM Health Sciences Fund(1)
AIM Opportunities III Fund                   AIM Leisure Fund(1)                          AIM Aggressive Allocation Fund
AIM Premier Equity Fund                      AIM Multi-Sector Fund(1)                     AIM Conservative Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Real Estate Fund                         AIM Moderate Allocation Fund
AIM Select Equity Fund                       AIM Technology Fund(1)
AIM Small Cap Equity Fund(3)                 AIM Utilities Fund(1)
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)             =======================================================================================
AIM Total Return Fund*(1)                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Trimark Endeavor Fund                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Small Companies Fund             FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                          =======================================================================================


* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMINVESTMENTS.COM                 OPP3-AR-1            A I M Distributors, Inc.

                                   YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

         As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY E&Y RELATED TO THE REGISTRANT

         E&Y billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                  Percentage of Fees
                                                  Billed Applicable                            Percentage of Fees
                                                     to Non-Audit                             Billed Applicable to
                                                  Services Provided                            Non-Audit Services
                             Fees Billed for     for fiscal year end                           Provided for fiscal
                            Services Rendered      2004 Pursuant to       Fees Billed for         year end 2003
                            to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                           for fiscal year end       Pre-Approval       the Registrant for       of Pre-Approval
                                   2004             Requirement(1)     fiscal year end 2003     Requirement(1)(2)
                           -------------------   -------------------   --------------------   --------------------

Audit Fees                     $    111,094              N/A                $     62,580               N/A
Audit-Related Fees(3)          $      5,600               0%                $          0                0%
Tax Fees(4)                    $      8,039               0%                $      4,622                0%
All Other Fees                 $          0               0%                $          0                0%
                               ------------                                 ------------
Total Fees                     $    124,733               0%                $     67,202                0%

E&Y billed the Registrant aggregate non-audit fees of $13,639 for the fiscal year ended 2004, and $4,622 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to E&Y during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) Audit-Related Fees for the fiscal year end October 31, 2004 includes fees billed for agreed upon procedures for fund mergers.

(4) Tax Fees for the fiscal year end October 31, 2004 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2003 includes fees billed for reviewing tax returns.

FEES BILLED BY E&Y RELATED TO AIM AND AIM AFFILIATES

         E&Y billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                            Fees Billed for                                Fees Billed for
                           Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                          Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                           AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                          fiscal year end 2004    Provided for fiscal   fiscal year end 2003    Provided for fiscal
                           That Were Required        year end 2004       That Were Required        year end 2003
                           to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                          by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                            Audit Committee         Requirement(1)       Audit Committee(2)      Requirement(1)(3)
                          --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees(4)          $    185,000               0%                $    196,777                 0%
Tax Fees                       $          0               0%                $          0                 0%
All Other Fees                 $          0               0%                $          0                 0%
                               ------------                                 ------------
Total Fees(5)                  $    185,000               0%                $    196,777                 0%

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to E&Y during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4) Audit-Related Fees for the fiscal year ended October 31, 2004 includes fees billed for services to test and report on the controls and operations of an affiliated transfer agent. Audit-Related Fees for the fiscal year ended October 31, 2003 includes fees billed for services to test and report on the controls and operations of an affiliated transfer agent.

(5) Including the fees for services not required to be pre-approved by the registrant's audit committee, E&Y billed AIM and AIM Affiliates aggregate non-audit fees of $265,511 for the fiscal year ended 2004, and $258,650 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

         The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining E&Y's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with E&Y maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                         Last Amended September 14, 2004


STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of general pre-approved fee levels will also require specific pre-approval by the Audit Committees.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and states otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms (including fees) will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide.

Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of fees or established amounts for services to be provided by the Auditor under general pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum such amounts will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific pre-approval by the Audit Committees. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the

Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund's financial statements)

         o Bookkeeping or other services related to the accounting records or financial statements of the audit client

         o Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

         o        Actuarial services

         o        Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

         o        Management functions

         o        Human resources

         o Broker-dealer, investment adviser, or investment banking services

         o        Legal services

         o        Expert services unrelated to the audit

         o Any other service that the Public Company Oversight Board determines by regulation is impermissible


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

         Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 16, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, on September 20, 2004, the Registrant appointed a Chief Compliance Officer ("Registrant CCO") who reports to the Registrant's Board of Trustees. The Registrant CCO also serves as Chief Compliance Officer of A I M Advisors, Inc. ("AIM"), the investment advisor for the series portfolios of the Registrant. The Registrant CCO is a member of the Disclosure Controls Committee ("DCC") for the Registrant, which reports to the Registrant's PEO and PFO. The DCC is made up of employees of AIM some of whom are officers of the Registrant. Among other things, the DCC assists the PEO and

         PFO in their responsibilities related to internal control over financial reporting. The addition of the Registrant CCO is expected to enhance the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Special Opportunities Funds

By:      /s/ ROBERT H. GRAHAM
         ----------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    January 5, 2005
         ----------------------------


Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ ROBERT H. GRAHAM
         ----------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    January 5, 2005
         ----------------------------


By:      /s/ SIDNEY M. DILGREN
         ----------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    January 5, 2005
         ----------------------------

                                  EXHIBIT INDEX


12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.